BACM 03-2	$1.68BB NEW ISSUE CONDUIT CMBS

Lead-Mgr/Bks:	Banc of America

Co-Managers:	Bear Stearns/Deutsche Bank/Goldman Sachs/Wachovia ($25mm retention 10yr AAA’s each)

Rating Agencies:	S&P and Fitch

Collateral:	150 Loans/152 Properties

—Loan Sellers:	BoA 100%

—Property Types:	Off 35.7%, Multi/MH 31.3%, Ret 22.2%, Indus 6.8%, SS 3.3%, Hotel 0.8%

—Geographic:	NY: 20.5% TX: 14.0%, IL: 7.5%, CA: 6.6% (No CA: 3.5, So CA: 3.1%), VA: 6.2%, FL: 6.1%, No Other >5%

—DSCR:	1.59x Current LTV: 68.3% Balloon LTV: 58.7%

—Investment Grade Loans:	3 loans for 18.1% of UPB

—Top 10 loans:	33.7% of the pool DSCR: 1.93x LTV, 58.0%

			Anticipated
	DSCR	LTV	Shadow Ratings	(S&P/FITCH)	%UPB

—Top 3 Assets
Hines-Sumitomo	2.66x	45.3%	AAA/AAA		9.5%
1328 Broadway	1.96x	49.4%	AA/A		5.9%
Newgate Mall	1.86x	57.0%	BBB-/BBB-		2.7%

Expected Timing
Termsheets/Reds (electronically)			— Fri, Oct 31
Termsheets/Reds (hard copy)			— Mon, Nov 3
Launch/Price			— TBA

Public Class	Approx. Size	Rating	Credit		Principal
(mo.)	(Face)	(S/F)	Support	WAL	Window

A-1	$138,224,308	AAA/AAA	17.750%	3.50	1-56
A-2	106,288,110	AAA/AAA	17.750%	5.95	56-83
A-3	118,137,151	AAA/AAA	17.750%	8.05	83-107
A-4	532,251,227	AAA/AAA	17.750%	9.51	107-118
B	56,665,470	AA/AA	14.375%	9.89	119-119
C	20,987,211	AA-/AA-	13.125%	9.89	119-119
D	44,073,144	A/A	10.500%	10.21	119-129
E	23,085,932	A-/A-	9.125%	10.73	129-129

Privates (144a)
F	20,987,211	BBB+/BBB+	7.875%	10.73	NA
G	23,085,932	BBB/BBB	6.500%	10.73	NA
H	20,987,211	BBB-/BBB-	5.250%	11.42	NA
XC	1,678,976,893	AAA/AAA	NA	NA	NA
XP	TBD	AAA/AAA	NA	NA	NA
A-1A	486,057,698	AAA/AAA	17.750%	8.03	NA

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information or that any future offering of securities will conform to the terms hereof. If such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain information not contained herein and to which prospective purchasers are referred. In the event of such offering, the information will be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice.

BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

CMBS New Issue Term Sheet

$1,039,712,553 (Approximate Offered Certificate Balance as of the Commencement Date)

$1,680,036,895 (Collateral Balance as of the Cut-off Date)

Banc of America Commercial Mortgage Inc.

Commercial Mortgage Pass-Through Certificates
Series 2003-2
Offered Classes A-1, A-2, A-3, A-4, B, C, D and E Certificates

Bank of America, N.A.

Mortgage Loan Seller

Bank of America, N.A.

Master Servicer

Midland Loan Services, Inc.

Special Servicer

October 2003

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Sole Lead Manager and Bookrunner

Banc of America Securities LLC

Bear, Stearns & Co. Inc.

Deutsche Bank Securities

Goldman, Sachs & Co.

Wachovia Securities

TABLE OF CONTENTS

Transaction Structure

Structure Overview	3

Structure Schematic	4

Transaction Terms	5

Contact Information	8

Mortgage Pool Characteristics

General Characteristics	9

Property Type	10

Property Location	11

Mortgage Pool Characteristics	12

Loan Group 1 Characteristics	13

Loan Group 2 Characteristics	14

Prepayment Provision Based on Outstanding Principal Balance	15

Ten Largest Mortgage Loans or Crossed Pools	16

Hines Sumitomo Life Office Portfolio	17

1328 Broadway	26

Newgate Mall	32

Sterling Estates Manufactured Home Community	38

Nestle Industrial — DeKalb	43

Colonnade Office Building	48

4501 North Fairfax Office Building	54

Harrison Park Apartments	59

Suntree Village Apartments	64

Cypress Creek Apartments	69

KPMG Centre	74

Additional Mortgage Loan Information	80

(This Page Intentionally Left Blank)

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Structure Overview

OFFERED CERTIFICATES

	Expected		Approx.
	Ratings		% of	Approx.	Weighted
		Certificate	Initial	Credit	Average
Class	S&P/Fitch	Balance(1)	Pool Balance(1)	Support	Life (yrs)(2)

A-1(7)	AAA/AAA	$138,224,308	8.233%	17.750%	3.50

A-2(7)	AAA/AAA	$106,288,110	6.331%	17.750%	5.95

A-3(7)	AAA/AAA	$118,137,151	7.036%	17.750%	8.05

A-4(7)	AAA/AAA	$532,251,227	31.701%	17.750%	9.51

B	AA/AA	$56,665,470	3.375%	14.375%	9.89

C	AA-/AA-	$20,987,211	1.250%	13.125%	9.89

D	A/A	$44,073,144	2.625%	10.500%	10.21

E	A-/A-	$23,085,932	1.375%	9.125%	10.73

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal
Window
Class	(mos)(2)

A-1(7	1-56
A-2(7	56-83
A-3(7	83-107
A-4(7	107-118
B	119-119
C	119-119
D	119-129
E	129-129

[Additional columns below]

[Continued from above table, first column(s) repeated]

Assumed
Final
Class	Distribution Date(2)	Rate Type

A-1(7	07/11/2008	Fixed
A-2(7	10/11/2010	Fixed
A-3(7	10/11/2012	Fixed(3)
A-4(7	09/11/2013	Fixed(3)
B	10/11/2013	Fixed(3)
C	10/11/2013	Fixed(3)
D	08/11/2014	Fixed(3)
E	08/11/2014	Fixed(3)

NON-OFFERED CERTIFICATES

	Expected			Approx.
	Ratings			% of	Approx.	Weighted	Principal	Assumed
		Certificate		Initial	Credit	Average	Window	Final
Class	S&P/Fitch	Balance(1)		Pool Balance(1)	Support	Life (yrs)(2)	(mos)(2)	Distribution Date(2)

A-1A(7)	AAA/AAA	$486,057,698		28.950%	17.750%	8.03	(Not Offered)	(Not Offered)

F	BBB+/BBB+	$20,987,211		1.250%	7.875%	10.73	(Not Offered)	(Not Offered)

G	BBB/BBB	$23,085,932		1.375%	6.500%	10.73	(Not Offered)	(Not Offered)

H	BBB-/BBB-	$20,987,211		1.250%	5.250%	11.42	(Not Offered)	(Not Offered)

J	BB+/BB+	$18,888,490		1.125%	4.125%	11.64	(Not Offered)	(Not Offered)

K	BB/BB	$10,493,606		0.625%	3.500%	11.73	(Not Offered)	(Not Offered)

L	BB-/BB-	$10,493,606		0.625%	2.875%	13.63	(Not Offered)	(Not Offered)

M	B+/B+	$8,394,884		0.500%	2.375%	14.89	(Not Offered)	(Not Offered)

N	B/B	$8,394,885		0.500%	1.875%	14.89	(Not Offered)	(Not Offered)

O	B-/B-	$4,197,442		0.250%	1.625%	14.89	(Not Offered)	(Not Offered)

P	NR/NR	$27,283,375		1.625%	0.000%	14.89	(Not Offered)	(Not Offered)

XC	AAA/AAA	$1,678,976,893	(6	) N/A	N/A	N/A	N/A	(Not Offered)

XP	AAA/AAA	TBD(6)		N/A	N/A	N/A	N/A	(Not Offered)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Class	Rate Type

A-1A(7	Fixed(3)
-
F	WAC(4)
-
G	WAC(4)
-
H	WAC(4)
-
J	Fixed(5)
-
K	Fixed(5)
-
L	Fixed(5)
-
M	Fixed(5)
-
N	Fixed(5)
-
O	Fixed(5)
-
P	Fixed(5)
-
XC	Variable Rate(6)
-
XP	Variable Rate(6)
-

(1)	Subject to a variance of plus or minus 10%.

(2)	As of the Commencement Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “Yield and Maturity Considerations — Yield Considerations” in the prospectus supplement.

(3)	The Class A-3, Class A-4, Class A-1A, Class B, Class C, Class D and Class E Certificates will accrue interest at either (i) a fixed rate (assuming receipt of all scheduled payments through the Commencement Date and there are no prepayments other than those actually received prior to that Commencement Date), (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate, (iii) the Weighted Average Net Mortgage Rate or (iv) the Weighted Average Net Mortgage Rate less a specified percentage.

(4)	The Class F, Class G and Class H Certificates will accrue interest at a rate equal to the Weighted Average Net Mortgage Rate.

(5)	The Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate.

(6)	The Class XC and Class XP Certificates will not have Certificate Balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class XC and Class XP Certificates as described in the preliminary prospectus supplement.

(7)	For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 109 Mortgage Loans, representing approximately 71.1% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will consist of 41 Mortgage Loans, representing approximately 28.9% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will include approximately 100.0% of the aggregate principal balance of all the Mortgage Loans secured by multifamily properties and approximately 58.9% of the aggregate principal balance of all the Mortgage Loans secured by manufactured housing properties.

Generally, the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class B through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates pro rata.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Structure Schematic*

*	Classes are not drawn to scale. Percentages are approximate percentages of the Mortgage Pool balance as of the Commencement Date.

(1)	For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates, the pool of Mortgage Loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 109 Mortgage Loans, representing approximately 71.1% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will consist of 41 Mortgage Loans, representing approximately 28.9% of the aggregate principal balance of the pool of Mortgage Loans as of the Cut-off Date. Loan Group 2 will include approximately 100.0% of the aggregate principal balance of all the Mortgage Loans secured by multifamily properties and approximately 58.9% of the aggregate principal balance of all the Mortgage Loans secured by manufactured housing properties.

Generally, the Class A-1, Class A-2, Class A-3, and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the Certificate Balances of the Class B through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of Mortgage Loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates pro rata.

(2)	Offered privately pursuant to Rule 144A and Regulation S.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED OCTOBER 2003.

Issue Type	Sequential pay REMIC. Class A-1, A-2, A-3 and Class A-4 Certificates (together, the “Class A Certificates”), and Class B, C, D and E Certificates (together with the Class A Certificates, the “Offered Certificates”) are offered publicly.

Commencement Date	November 1, 2003.

Cut-off Date	All Mortgage Loan characteristics are based on balances as of the Cut-off Date, October 1, 2003. All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 150 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-off Date of $1,680,036,895 (the “Initial Pool Balance”). The Mortgage Pool will be deemed to consist of 2 loan groups (“Loan Group 1” and “Loan Group 2”). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties or manufactured housing properties and (ii) 6 Mortgage Loans that are secured by Mortgaged Properties that are manufactured housing properties. Loan Group 2 will consist of 37 Mortgage Loans that are secured by multifamily properties and 4 Mortgage Loans that are secured by manufactured housing properties. Loan Group 1 is expected to consist of 109 Mortgage Loans with an aggregate balance as of the Cut-off Date of $1,193,803,978 (the “Loan Group 1 Balance”). Loan Group 2 is expected to consist of 41 Mortgage Loans with an aggregate balance as of the Cut-off Date of $486,232,917 (the “Loan Group 2 Balance”). The Initial Pool Balance, the Loan Group 1 Balance and the Loan Group 2 Balance do not reflect the principal balance of the BW Subordinate Components, the Hines Sumitomo Note B Loan, the Hines Sumitomo Senior Companion Note A-2, any CLF B Note or CBA B Note, and any references to the principal balance of the Mortgage Pool or similar references excludes such loans unless expressly stated otherwise. The Mortgage Loans are secured by 152 properties (the “Mortgaged Properties”) located throughout 36 states and the District of Columbia.

Depositor	Banc of America Commercial Mortgage Inc.

Mortgage Loan Seller	Bank of America, N.A.

Underwriters	Banc of America Securities LLC is acting as lead manager and bookrunner with respect to all Classes of Offered Certificates. Bear, Stearns & Co. Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC are acting as co-managers.

Trustee	Wells Fargo Bank Minnesota, N.A.

Master Servicer	Bank of America, N.A.

Special Servicer	Midland Loan Services, Inc.

Rating Agencies	Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P”) and Fitch Ratings (“Fitch”).

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Transaction Terms

Denominations	$10,000 minimum for Class A Certificates and $100,000 minimum for all other Offered Certificates.

Settlement Date	On or about November , 2003.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in December 2003.

Determination Date	For any Distribution Date, the fifth business day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with the Class A-1, Class A-2, Class A-3, Class A-4, Class A-1A, Class XC and Class XP Certificates ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical numerical Class designation until its Certificate Balance is reduced to zero. Generally, the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-4 Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero but if any two or more of Class A-1, Class A-2, Class A-3, Class A-4 and/or Class A-1A Certificates remain outstanding, payments of principal to the outstanding Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates will be made on a pro rata basis.

Losses	To be applied first to Class P, then to the next most subordinate Class of Sequential Pay Certificates, etc.

Prepayment Premiums	The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the Classes of Offered Certificates is described in the “Description of the Certificates — Distributions — Distributions of Prepayment Premiums” in the prospectus supplement.

Advances	Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

Appraisal Reductions	Following the occurrence of: (1) any Mortgage Loan or Whole Loan becoming a Modified Mortgage Loan; (2) any Monthly Payment with respect to any Mortgage Loan or Whole Loan remains unpaid for 60 days past the Due Date for such payments; (3) the passage of 60 days after the Special Servicer receives notice that the mortgagor under such Mortgage Loan or Whole Loan becomes the subject of bankruptcy, insolvency or similar

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Transaction Terms

proceedings, which remain undischarged and undismissed; (4) the passage of 60 days after the Special Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property; or (5) the related Mortgaged Property becoming an REO Property, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the Mortgaged Property.

Optional Termination	The Master Servicer, the Special Servicer, and certain Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the initial aggregate pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Controlling Class	The most subordinate Class of Sequential Pay Certificates with an outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the then largest outstanding Class principal balance).

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Contact Information

Banc of America Securities LLC		Bear, Stearns & Co. Inc.
Bill Hale		Craig Sedmark
(704) 388-1597 (Phone)		(212) 272-4953 (Phone)
(704) 388-9677 (Fax)		(917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com		csedmak@bear.com
Geordie Walker		Tim Koltermann
(704) 388-1597 (Phone)		(212) 272-4953 (Phone)
(704) 388-9677 (Fax)		(917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com		tkoltermann@bear.com
Chuck Mather		Jignesh Patel
(704) 388-1597 (Phone)		(212) 272-6184 (Phone)
(704) 388-9677 (Fax)		(917) 849-0223 (Fax)
charles.mather@bankofamerica.com		jignesh.patel@bear.com

Deutsche Bank Securities		Goldman, Sachs & Co.
Scott Waynebern		Rolf Edwards
(212) 250-5149 (Phone)		(212) 902-5637 (Phone)
(212) 797-5630 (Fax)		(212) 346-3594 (Fax)
scott.waynebern@db.com		rolf.edwards@gs.com
Dan Rikkers		Scott Wisenbaker
(212) 250-5149 (Phone)		(212) 902-2858 (Phone)
(212) 797-5630 (Fax)		(212) 346-3594 (Fax)
daniel.rikkers@db.com		scott.wisenbaker@gs.com

Wachovia Securities
Bob Ricci
(704) 715-1235 (Phone)
(704) 383-8777 (Fax)
bob.ricci@wachovia.com
Scott Fuller
(704) 715-1235 (Phone)
(704) 383-8777 (Fax)
scott.fuller@wachovia.com

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Mortgage Pool Characteristics As of the Cut-off Date*

GENERAL CHARACTERISTICS	Mortgage Pool	Loan Group 1	Loan Group 2

Number of Mortgage Loans	150	109	41

Number of Mortgaged Properties	152	111	41

Aggregate Balance of all Mortgage Loans	$1,680,036,895	$1,193,803,978	$486,232,917

Number of Balloon Payment Mortgage Loans(1)	142	101	41

Aggregate Balance of Balloon Payment Mortgage Loans(1)	$1,455,975,873	$969,742,956	$486,232,917

Number of Anticipated Repayment Date Mortgage Loans	4	4	0

Aggregate Balance of Anticipated Repayment Date Mortgage Loans	$53,300,428	$53,300,428	$0

Number of Fully Amortizing Mortgage Loans	1	1	0

Aggregate Balance of Fully Amortizing Mortgage Loans	$2,185,594	$2,185,594	$0

Number of Interest Only Mortgage Loans	3	3	0

Aggregate Balance of Interest Only Mortgage Loans	$168,575,000	$168,575,000	0

Minimum Balance	$675,700	$675,700	$1,571,751

Maximum Balance	$160,000,000	$160,000,000	40,500,000

Average Balance	$11,200,246	$10,952,330	$11,859,339

Number of Cross-Collateralized and Cross-Defaulted Loan Pools	4	2	2

Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted Mortgage Loans	$36,250,000	$12,902,491	$36,250,000

Weighted Average LTV Ratio	68.3%	64.9%	76.8%

Maximum LTV Ratio	84.1%	80.3%	84.1%

Minimum LTV Ratio	29.3%	29.3%	67.3%

Weighted Average DSCR	1.59x	1.70x	1.33x

Maximum DSCR	3.43x	3.43x	1.61x

Minimum DSCR	1.12x	1.12x	1.20x

Weighted Average LTV at Maturity or Anticipated Repayment Date(2)	58.7%	55.7%	66.0%

Range of Mortgage Loan Interest Rates	4.200%-7.970%	4.200%-7.970%	4.240%-6.990%

Weighted average Mortgage Loan Interest Rate	5.368%	5.402%	5.285%

Range of Remaining Term to Maturity or Anticipated Repayment Date (months)	52 - 180	52 - 178	56 - 180

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months)	111	110	114

(1)	Excludes mortgage loans that are Interest Only for their full term, mortgage loans with Anticipated Repayment Dates and Fully Amortizing mortgage loans.

(2)	Excludes the mortgage loan that is fully amortizing.

*	The Cut-off Date Balance of 2 Mortgage Loans, Loan No. 57365 and Loan No. 57442 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon each of these Mortgage Loans having been divided into a senior component and one or more subordinate portions, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate portions were included.

One mortgage loan, Loan No. 57365 is evidenced by two senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

In addition with respect to Loan Nos. 57365 and 57442 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Mortgage Pool Characteristics As of the Cut-off Date*

PROPERTY TYPE

				Weighted			Weighted
	Number of	Aggregate	% of	Average		Min/Max	Average	Min/Max
	Mortgaged	Cut-off Date	Initial Pool	Underwriting		Underwriting	Cut-off Date	Cut-off Date
Property Types	Properties	Balance	Balance	DSCR		DSCR	LTV Ratio	LTV Ratio

Office	25	$600,012,518	35.7%	1.92	x	1.28x/2.66x	57.2%	45.3%/79.0%

Multifamily	37	429,458,486	25.6	1.33	x	1.20x/1.61x	76.8%	67.3%/84.1%

Retail	50	372,345,879	22.2	1.52	x	1.12x/3.43x	71.3%	29.3%/80.3%

Anchored	30	294,973,324	17.6	1.50	x	1.12x/2.26x	72.2%	47.9%/80.3%

Shadow Anchored	11	51,255,642	3.1	1.48	x	1.39x/1.67x	72.4%	63.2%/79.6%

Unanchored	9	26,116,912	1.6	1.82	x	1.25x/3.43x	59.1%	29.3%/73.7%

Industrial	6	113,753,986	6.8	1.34	x	1.25x/1.84x	76.2%	64.7%/80.0%

Manufactured Housing Community	10	96,446,506	5.7	1.34	x	1.20x/1.73x	77.2%	69.6%/80.0%

Self-Storage	22	54,775,003	3.3	1.45	x	1.28x/1.88x	72.7%	65.1%/78.6%

Hotel	2	13,244,518	0.8	1.94	x	1.46x/2.46x	59.5%	50.2%/68.2%

Total/Wtd Avg	152	$1,680,036,895	100.0%	1.59	x	1.12x/3.43x	68.3%	29.3%/84.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Weighted
Average
Mortgage
Property Types	Rate

Office	5.132%

Multifamily	5.301%

Retail	5.690%

Anchored	5.630%

Shadow Anchored	5.891%

Unanchored	5.972%

Industrial	5.794%

Manufactured Housing Community	5.341%

Self-Storage	5.308%

Hotel	5.988%

Total/Wtd Avg	5.368%

*	The Cut-off Date Balance of 2 Mortgage Loans, Loan No. 57365 and Loan No. 57442 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon each of these Mortgage Loans having been divided into a senior component and one or more subordinate portions, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate portions were included.

One mortgage loan, Loan No. 57365 is evidenced by two senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

In addition with respect to Loan Nos. 57365 and 57442 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Mortgage Pool Characteristics As of the Cut-off Date*

PROPERTY LOCATION

				Weighted		Weighted	Weighted
	Number of	Aggregate		Average		Average	Average
	Mortgaged	Cut-off Date	% of Initial	Underwriting		Cut-off Date	Mortgage
States	Properties	Balance	Pool Balance	DSCR		LTV Ratio	Rate

New York	8	$344,282,458	20.5%	2.13	x	52.6%	5.118%

Texas	18	234,386,235	14.0	1.46	x	71.5%	5.451%

Illinois	7	125,813,615	7.5	1.38	x	73.6%	5.433%

California(1)	19	111,094,194	6.6	1.46	x	69.7%	5.600%

Northern	8	59,227,216	3.5	1.48	x	68.9%	5.409%

Southern	11	51,866,978	3.1	1.44	x	70.5%	5.817%

Virginia	6	103,490,748	6.2	1.48	x	69.5%	5.526%

Florida	12	102,572,680	6.1	1.44	x	72.7%	5.686%

Arizona	6	72,795,951	4.3	1.24	x	77.6%	5.409%

Utah	4	66,866,085	4.0	1.73	x	62.5%	4.958%

Missouri	9	66,322,279	3.9	1.34	x	77.7%	5.321%

District of Columbia	2	42,310,658	2.5	1.96	x	60.6%	4.695%

Others	61	410,101,992	24.4	1.43	x	74.8%	5.465%

Total/Wtd Avg	152	$1,680,036,895	100.0%	1.59	x	68.3%	5.368%

(1)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California. The Hines Sumitomo Loan’s Cut-off Date Balance is allocated based upon amounts set forth in the Hines Sumitomo Loan documents.

-	The Mortgaged Properties are located throughout 36 states and the District of Columbia.

*	The Cut-off Date Balance of 2 Mortgage Loans, Loan No. 57365 and Loan No. 57442 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon each of these Mortgage Loans having been divided into a senior component and one or more subordinate portions, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate portions were included.

One mortgage loan, Loan No. 57365 is evidenced by two senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

In addition with respect to Loan Nos. 57365 and 57442 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Mortgage Pool Characteristics As of the Cut-off Date*

MORTGAGE POOL CHARACTERISTICS

Cut-off Date Balance ($)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

675,700 – 999,999	2	1,634,599	0.1
1,000,000 – 1,999,999	17	26,855,762	1.6
2,000,000 – 2,999,999	21	54,095,638	3.2
3,000,000 – 3,999,999	15	51,708,335	3.1
4,000,000 – 4,999,999	18	80,329,905	4.8
5,000,000 – 7,499,999	16	100,948,272	6.0
7,500,000 – 9,999,999	9	76,081,396	4.5
10,000,000 – 14,999,999	20	253,880,468	15.1
15,000,000 – 19,999,999	10	171,212,974	10.2
20,000,000 – 29,999,999	11	272,368,038	16.2
30,000,000 – 160,000,000	11	590,921,508	35.2

Total:	150	1,680,036,895	100.0

Min: $675,700 Max: $160,000,000 Average: $11,200,246

State

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Properties	Balance ($)	Pool

New York	8	344,282,458	20.5
Texas	18	234,386,235	14.0
Illinois	7	125,813,615	7.5
California	19	111,094,194	6.6
Northern	8	59,227,216	3.5
Southern	11	51,866,978	3.1
Virginia	6	103,490,748	6.2
Florida	12	102,572,680	6.1
Arizona	6	72,795,951	4.3
Utah	4	66,866,085	4.0
Missouri	9	66,322,279	3.9
Washington, DC	2	42,310,658	2.5
Others	61	410,101,992	24.4

Total:	152	1,680,036,895	100.0

Property Type

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Properties	Balance ($)	Pool

Office	25	600,012,518	35.7
Multifamily	37	429,458,486	25.6
Retail	50	372,345,879	22.2
Anchored	30	294,973,324	17.6
Shadow Anchored	11	51,255,642	3.1
Unanchored	9	26,116,912	1.6
Industrial	6	113,753,986	6.8
Manufactured Housing	10	96,446,506	5.7
Self Storage	22	54,775,003	3.3
Hotel	2	13,244,518	0.8

Total:	152	1,680,036,895	100.0

Mortgage Rate (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

4.200 – 4.499	4	55,945,457	3.3
4.500 – 4.749	3	54,768,040	3.3
4.750 – 4.999	16	411,246,149	24.5
5.000 – 5.249	26	175,596,225	10.5
5.250 – 5.499	20	191,287,060	11.4
5.500 – 5.749	37	413,563,296	24.6
5.750 – 5.999	19	191,957,840	11.4
6.000 – 6.249	11	85,673,885	5.1
6.250 – 6.499	10	75,579,713	4.5
6.500 – 7.970	4	24,419,229	1.5

Total:	150	1,680,036,895	100.0

Min: 4.200% Max: 7.970% Wtd Avg: 5.368%

Original Term to Stated Maturity or ARD (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

60 – 83	20	122,866,654	7.3
84 – 99	14	221,380,421	13.2
100 – 120	98	1,094,109,349	65.1
121 – 179	12	167,136,000	9.9
180	6	74,544,471	4.4

Total:	150	1,680,036,895	100.0

Min: 60 Max: 180 Wtd Avg: 114

Remaining Term to Stated Maturity or ARD (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

52 – 59	20	122,866,654	7.3
60 – 79	5	56,492,383	3.4
80 – 99	10	168,632,552	10.0
100 – 109	9	134,878,905	8.0
110 – 119	82	816,610,930	48.6
120 – 139	16	279,775,000	16.7
140 – 159	2	26,236,000	1.6
160 – 180	6	74,544,471	4.4

Total:	150	1,680,036,895	100.0

Min: 52 Max: 180 Wtd Avg: 111

Prepayment Provision Summary

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Lockout/ Defeasance/ Open	137	1,450,491,849	86.3
Lockout/ Yield Maintenance/ Open	13	229,545,046	13.7

Total:	150	1,680,036,895	100.0

Cut-off Date Loan-to-Value Ratio (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

29.3 – 29.9	1	1,495,621	0.1
30.0 – 49.9	6	269,648,626	16.1
50.0 – 59.9	9	145,864,078	8.7
60.0 – 64.9	8	105,149,719	6.3
65.0 – 69.9	25	136,390,693	8.1
70.0 – 74.9	39	296,192,899	17.6
75.0 – 79.9	45	521,995,781	31.1
80.0 – 84.1	17	203,299,478	12.1

Total:	150	1,680,036,895	100.0

Min: 29.3% Max: 84.1% Wtd Avg: 68.3%

Loan-to-Value Ratio at Maturity or ARD (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Fully Amortizing	1	2,185,594	0.1
7.7 – 24.9	4	8,852,248	0.5
25.0 – 49.9	17	439,621,140	26.2
50.0 – 59.9	36	278,385,378	16.6
60.0 – 64.9	34	341,702,233	20.3
65.0 – 69.9	48	466,642,281	27.8
70.0 – 74.4	10	142,648,021	8.5

Total:	150	1,680,036,895	100.0

Min: 7.7%(a) Max: 74.4% Wtd Avg: 58.7%(a)

(a)	Excludes the mortgage loan that is fully amortizing.

Debt Service Coverage Ratios (x)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

1.12x – 1.19x	3	25,354,230	1.5
1.20x – 1.24x	16	203,026,954	12.1
1.25x – 1.29x	12	167,545,167	10.0
1.30x – 1.34x	10	92,429,665	5.5
1.35x – 1.39x	25	232,905,737	13.9
1.40x – 1.49x	41	298,295,853	17.8
1.50x – 1.59x	19	182,024,087	10.8
1.60x – 1.69x	6	39,109,716	2.3
1.70x – 1.79x	3	59,929,563	3.6
1.80x – 1.89x	5	62,669,930	3.7
1.90x – 1.99x	2	133,612,545	8.0
2.00x – 2.99x	5	177,549,794	10.6
3.00x – 3.43x	3	5,583,653	0.3

Total:	150	1,680,036,895	100.0

Min: 1.12x Max: 3.43x Wtd Avg: 1.59x

*	The Cut-off Date Balance of 2 Mortgage Loans, Loan No. 57365 and Loan No. 57442 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon each of these Mortgage Loans having been divided into a senior component and one or more subordinate portions, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate portions were included.

One mortgage loan, Loan No. 57365 is evidenced by two senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

In addition with respect to Loan Nos. 57365 and 57442 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Mortgage Pool Characteristics As of the Cut-off Date*

LOAN GROUP 1 CHARACTERISTICS

Cut-off Date Balance ($)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Properties	Balance ($)	Pool

675,700 – 999,999	2	1,634,599	0.1
1,000,000 – 1,999,999	14	21,546,226	1.8
2,000,000 – 2,999,999	20	52,000,206	4.4
3,000,000 – 3,999,999	11	37,509,020	3.1
4,000,000 – 4,999,999	15	66,624,888	5.6
5,000,000 – 7,499,999	11	67,619,567	5.7
7,500,000 – 9,999,999	6	49,099,182	4.1
10,000,000 – 14,999,999	10	134,647,515	11.3
15,000,000 – 19,999,999	4	65,544,852	5.5
20,000,000 – 29,999,999	7	182,156,415	15.3
30,000,000 – 160,000,000	9	515,421,508	43.2

Total:	109	1,193,803,978	100.0

Min: $675,700 Max: $160,000,000 Average: $10,952,330

State

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Properties	Balance ($)	Pool

New York	8	344,282,458	28.8
Texas	13	140,851,275	11.8
Virginia	6	103,490,748	8.7
Florida	11	98,892,680	8.3
California	14	86,030,906	7.2
Northern	5	43,588,994	3.7
Southern	9	42,441,912	3.6
Illinois	6	85,313,615	7.1
Utah	3	63,580,814	5.3
Washington, DC	2	42,310,658	3.5
Missouri	7	39,625,279	3.3
Georgia	4	34,717,580	2.9
Others	37	154,707,964	13.0

Total:	111	1,193,803,978	100.0

Property Type

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Properties	Balance ($)	Pool

Office	25	600,012,518	50.3
Retail	50	372,345,879	31.2
Anchored	30	294,973,324	24.7
Shadow Anchored	11	51,255,642	4.3
Unanchored	9	26,116,912	2.2
Industrial	6	113,753,986	9.5
Self Storage	22	54,775,003	4.6
Manufactured Housing	6	39,672,074	3.3
Hotel	2	13,244,518	1.1

Total:	111	1,193,803,978	100.0

Mortgage Rate (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

4.200 – 4.499	3	43,387,545	3.6
4.500 – 4.749	1	23,000,000	1.9
4.750 – 4.999	4	240,375,694	20.1
5.000 – 5.249	21	143,986,920	12.1
5.250 – 5.499	13	116,414,038	9.8
5.500 – 5.749	30	330,810,699	27.7
5.750 – 5.999	17	164,972,840	13.8
6.000 – 6.249	8	57,601,813	4.8
6.250 – 6.499	9	52,579,713	4.4
6.500 – 7.970	3	20,674,715	1.7

Total:	109	1,193,803,978	100.0

Min: 4.200% Max: 7.970% Wtd Avg: 5.402%

Original Term to Stated Maturity or ARD (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

60 – 83	18	96,948,742	8.1
84 – 99	6	64,983,421	5.4
100 – 120	78	950,521,344	79.6
121 – 179	4	71,822,000	6.0
180	3	9,528,471	0.8

Total:	109	1,193,803,978	100.0

Min: 60 Max: 180 Wtd Avg: 113

Remaining Term to Stated Maturity or ARD (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

52 – 59	18	96,948,742	8.1
60 – 79	4	15,992,383	1.3
80 – 99	2	48,991,038	4.1
100 – 109	8	116,537,783	9.8
110 – 119	68	732,673,561	61.4
120 – 139	5	157,050,000	13.2
140 – 159	1	16,082,000	1.3
160 – 178	3	9,528,471	0.8

Total:	109	1,193,803,978	100.0

Min: 52 Max: 178 Wtd Avg: 110

Prepayment Provision Summary

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Lockout/Defeasance/Open	97	967,544,202	81.0
Lockout/Yield Maintenance/Open	12	226,259,776	19.0

Total	109	1,193,803,978	100.0

Cut-off Date Loan-to-Value Ratio (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

29.3 – 29.9	1	1,495,621	0.1
30.0 – 49.9	6	269,648,626	22.6
50.0 – 59.9	9	145,864,078	12.2
60.0 – 64.9	8	105,149,719	8.8
65.0 – 69.9	21	85,752,470	7.2
70.0 – 74.9	34	227,273,546	19.0
75.0 – 79.9	26	286,245,952	24.0
80.0 – 80.3	4	72,373,964	6.1

Total:	109	1,193,803,978	100.0

Min: 29.3% Max: 80.3% Wtd Avg: 64.9%

Loan-to-Value Ratio at Maturity or ARD

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Fully Amortizing	1	2,185,594	0.2
7.7 – 24.9	4	8,852,248	0.7
25.0 – 49.9	16	404,621,140	33.9
50.0 – 59.9	31	232,771,155	19.5
60.0 – 64.9	26	269,519,081	22.6
65.0 – 69.9	29	246,769,166	20.7
70.0 – 70.7	2	29,085,594	2.4

Total:	109	1,193,803,978	100.0

Min: 7.7%(a) Max: 70.7% Wtd Avg: 55.7%(a)

(a)	Excludes the mortgage loan that is fully amortizing.

Debt Service Coverage Ratios (x)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

1.12x – 1.19x	1	3,268,594	0.3
1.20x – 1.24x	2	20,156,282	1.7
1.25x – 1.29x	8	105,462,896	8.8
1.30x – 1.34x	5	57,633,715	4.8
1.35x – 1.39x	21	166,026,906	13.9
1.40x – 1.49x	35	258,418,537	21.6
1.50x – 1.59x	14	116,352,886	9.7
1.60x – 1.69x	5	27,138,676	2.3
1.70x – 1.79x	3	59,929,563	5.0
1.80x – 1.89x	5	62,669,930	5.2
1.90x – 1.99x	2	133,612,545	11.2
2.00x – 2.99x	5	177,549,794	14.9
3.00x – 3.43x	3	5,583,653	0.5

Total:	109	1,193,803,978	100.0

Min: 1.12x Max: 3.43x Wtd Avg: 1.70x

*	The Cut-off Date Balance of 2 Mortgage Loans, Loan No. 57365 and Loan No. 57442 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon each of these Mortgage Loans having been divided into a senior component and one or more subordinate portions, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate portions were included.

One mortgage loan, Loan No. 57365 is evidenced by two senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

In addition with respect to Loan Nos. 57365 and 57442 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Mortgage Pool Characteristics As of the Cut-off Date*

LOAN GROUP 2 CHARACTERISTICS

Cut-off Date Balance ($)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

1,571,751 – 1,999,999	3	5,309,537	1.1
2,000,000 – 2,999,999	1	2,095,431	0.4
3,000,000 – 3,999,999	4	14,199,315	2.9
4,000,000 – 4,999,999	3	13,705,017	2.8
5,000,000 – 7,499,999	5	33,328,705	6.9
7,500,000 – 9,999,999	3	26,982,214	5.5
10,000,000 – 14,999,999	10	119,232,953	24.5
15,000,000 – 19,999,999	6	105,668,122	21.7
20,000,000 – 29,999,999	4	90,211,624	18.6
30,000,000 – 40,500,000	2	75,500,000	15.5

Total:	41	486,232,917	100.0

Min: $1,571,751 Max: $40,500,000 Average: $11,859,339

State

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Properties	Balance ($)	Pool

Texas	5	93,534,959	19.2
Arizona	5	64,788,737	13.3
Illinois	1	40,500,000	8.3
Maryland	1	35,000,000	7.2
Missouri	2	26,697,000	5.5
North Carolina	3	26,321,000	5.4
California	5	25,063,288	5.2
Nevada	1	22,960,000	4.7
Iowa	2	21,040,000	4.3
South Carolina	2	17,598,831	3.6
West Virginia	1	16,000,000	3.3
Rhode Island	1	13,360,000	2.7
New Hampshire	1	12,557,913	2.6
Wyoming	1	11,160,000	2.3
Ohio	1	10,480,000	2.2
Michigan	1	10,154,000	2.1
Oklahoma	1	9,600,000	2.0
Georgia	1	5,537,857	1.1
Mississippi	1	4,980,017	1.0
Kentucky	1	4,700,000	1.0
Pennsylvania	1	3,744,514	0.8
Florida	1	3,680,000	0.8
Alabama	1	3,489,531	0.7
Utah	1	3,285,271	0.7

Total:	41	486,232,917	100.0

Property Type

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Properties	Balance ($)	Pool

Multifamily	37	429,458,486	88.3
Manufactured Housing	4	56,774,431	11.7

Total:	41	486,232,917	100.0

Mortgage Rate (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

4.240 – 4.499	1	12,557,913	2.6
4.500 – 4.749	2	31,768,040	6.5
4.750 – 4.999	12	170,870,455	35.1
5.000 – 5.249	5	31,609,305	6.5
5.250 – 5.499	7	74,873,022	15.4
5.500 – 5.749	7	82,752,597	17.0
5.750 – 5.999	2	26,985,000	5.5
6.000 – 6.249	3	28,072,072	5.8
6.250 – 6.499	1	23,000,000	4.7
6.500 – 6.990	1	3,744,514	0.8

Total:	41	486,232,917	100.0

Min: 4.240% Max: 6.990% Wtd Avg: 5.285%

Original Term to Stated Maturity or ARD (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

60 – 83	2	25,917,913	5.3
84 – 99	8	156,397,000	32.2
100 – 120	20	143,588,005	29.5
121 – 179	8	95,314,000	19.6
180	3	65,016,000	13.4

Total:	41	486,232,917	100.0

Min: 60 Max: 180 Wtd Avg: 116

Remaining Term to Stated Maturity or ARD (mos)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

56 – 59	2	25,917,913	5.3
60 – 79	1	40,500,000	8.3
80 – 99	8	119,641,514	24.6
100 – 109	1	18,341,122	3.8
110 – 119	14	83,937,369	17.3
120 – 139	11	122,725,000	25.2
140 – 159	1	10,154,000	2.1
160 – 180	3	65,016,000	13.4

Total:	41	486,232,917	100.0

Min: 56 Max: 180 Wtd Avg: 114

Prepayment Provision Summary

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

Lockout/Defeasance/Open	40	482,947,647	99.3
Lockout/Yield Maintenance/Open	1	3,285,271	0.7

Total:	41	486,232,917	100.0

Cut-off Date Loan-to-Value Ratio (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

67.3 – 69.9	4	50,638,223	10.4
70.0 – 74.9	5	68,919,352	14.2
75.0 – 79.9	19	235,749,828	48.5
80.0 – 84.1	13	130,925,514	26.9

Total:	41	486,232,917	100.0

Min: 67.3% Max: 84.1% Wtd Avg: 76.8%

Loan-to-Value Ratio at Maturity or ARD (%)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

48.3 – 49.9	1	35,000,000	7.2
50.0 – 59.9	5	45,614,223	9.4
60.0 – 64.9	8	72,183,152	14.8
65.0 – 69.9	19	219,873,116	45.2
70.0 – 74.4	8	113,562,427	23.4

Total:	41	486,232,917	100.0

Min: 48.3% Max: 74.4% Wtd Avg: 66.0%

Debt Service Coverage Ratios (x)

	No. of	Aggregate
	Mortgage	Cut-off Date	% of
	Loans	Balance ($)	Pool

1.19x	2	22,085,636	4.5
1.20x – 1.24x	14	182,870,672	37.6
1.25x – 1.29x	4	62,082,271	12.8
1.30x – 1.34x	5	34,795,950	7.2
1.35x – 1.39x	4	66,878,831	13.8
1.40x – 1.49x	6	39,877,316	8.2
1.50x – 1.59x	5	65,671,201	13.5
1.60x – 1.61x	1	11,971,040	2.5

Total:	41	486,232,917	100.0

Min: 1.20x Max: 1.61x Wtd Avg: 1.33x

*	The Cut-off Date Balance of 2 Mortgage Loans, Loan No. 57365 and Loan No. 57442 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon each of these Mortgage Loans having been divided into a senior component and one or more subordinate portions, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate portions were included.

One mortgage loan, Loan No. 57365 is evidenced by two senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

In addition with respect to Loan Nos. 57365 and 57442 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Mortgage Pool Characteristics As of the Commencement Date*

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

Prepayment Provisions(1)(2)(3)	Nov-03	Nov-04	Nov-05	Nov-06	Nov-07	Nov-08	Nov-09

Lockout/Defeasance	100.00%	100.00%	88.29%	86.37%	85.93%	85.09%	82.05%
Yield Maintenance(4)	0.00%	0.00%	11.71%	13.63%	14.07%	14.91%	15.09%
Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.86%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beginning Balance (in millions)	$1,678.98	$1,664.03	$1,645.45	$1,622.72	$1,598.51	$1,460.82	$1,435.73
Percent of Mortgage Pool balance(2)	100.00%	99.11%	98.00%	96.65%	95.21%	87.01%	85.51%

Prepayment
Provisions(1)(2)(3)	Nov-10	Nov-11	Nov-12	Nov-13	Nov-14	Nov-15	Nov-16	Nov-17	Nov-18

Lockout/Defeasance	82.90%	78.11%	79.45%	88.85%	77.52%	98.99%	99.31%	99.68%	0.00%
Yield Maintenance(4)	17.10%	17.36%	17.61%	0.46%	0.71%	1.01%	0.69%	0.32%	0.00%
Open	0.00%	4.52%	2.94%	10.70%	21.77%	0.00%	0.00%	0.00%	0.00%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%

Total Beginning Balance (in millions)	$1,208.99	$1,182.46	$1,047.99	$205.99	$107.83	$57.55	$55.43	$53.17	$0.00
Percent of Mortgage Pool balance(2)	72.01%	70.43%	62.42%	12.27%	6.42%	3.43%	3.30%	3.17%	0.00%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that an ARD Loan will be repaid in full on its Anticipated Repayment Date, if any).

(2)	As of the Commencement Date.

(3)	Numbers may not total 100% due to rounding.

(4)	As of the Cut-off Date, 13 Mortgage Loans representing 13.7% of the initial pool balance are subject to yield maintenance prepayment provisions after the lockout period. The remaining Mortgage Loans representing 86.3% of the initial pool balance are subject to defeasance after the lockout period.

*	The Cut-off Date Balance of 2 Mortgage Loans, Loan No. 57365 and Loan No. 57442 and (such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon each of these Mortgage Loans having been divided into a senior portion and one or more subordinate portions, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Ten Largest Mortgage Loans or Crossed Pools

The following table and summaries describe the ten largest Mortgage Loans or Crossed Pools in the Mortgage Pool by Cut-off Date Balance:

Ten Largest Mortgage Loans or Crossed Pools by Cut-off Date Balance*

	Cut-off		% of Initial	% of		Cut-off	LTV
	Date	Loan	Pool	Applicable		Date LTV	Ratio	Underwritten
Loan Name	Balance	Group	Balance	Loan Group	Property Type	Ratio	at Maturity	DSCR

Hines Sumitomo Life Office Portfolio	$160,000,000	1	9.5%	13.4%	Office	45.3%	45.3%	2.66	x

1328 Broadway	98,800,000	1	5.9	8.3%	Office	49.4%	42.4%	1.96	x

Newgate Mall	45,000,000	1	2.7	3.8%	Retail	57.0%	50.3%	1.86	x

Sterling Estates MHC	40,500,000	2	2.4	8.3%	Manufactured Housing Community	76.7%	68.7%	1.39	x

Nestle Industrial Center — DeKalb, IL	39,604,000	1	2.4	3.3%	Industrial	76.2%	60.3%	1.25	x

The Colonnade Office Building	38,000,000	1	2.3	3.2%	Office	71.0%	63.0%	1.47	x

4501 North Fairfax Office Building	37,456,745	1	2.2	3.1%	Office	60.3%	54.0%	1.54	x

Harrison Park Apartments & Suntree Village Apartments**	36,250,000	2	2.2	7.5%	Multifamily	78.3%	72.5%	1.21	x

Cypress Creek Apartments	35,000,000	2	2.1	7.2%	Multifamily	67.3%	48.3%	1.59	x

KPMG Centre	34,812,545	1	2.1	2.9%	Office	51.7%	47.4%	1.92	x

Total/Wtd. Avg.	$565,423,290		33.7%			58.0%	51.8%	1.93	x

[Additional columns below]

[Continued from above table, first column(s) repeated]

Mortgage
Loan Name	Rate

Hines Sumitomo Life Office Portfolio	4.773%

1328 Broadway	5.526%

Newgate Mall	4.839%

Sterling Estates MHC	4.950%

Nestle Industrial Center — DeKalb, IL	5.940%

The Colonnade Office Building	5.530%

4501 North Fairfax Office Building	5.220%

Harrison Park Apartments & Suntree Village Apartments**	5.285%

Cypress Creek Apartments	5.580%

KPMG Centre	4.200%

Total/Wtd. Avg.	5.132%

*	The Cut-off Date Balance of 2 Mortgage Loans, Loan No. 57365 and Loan No. 57442 (such Loan Number is set forth in Annex A to the preliminary prospectus supplement) has been calculated based upon each of these Mortgage Loans having been divided into a senior component and one or more subordinate portions, and the related Cut-off Date Balance reflects only the outstanding principal balance of the senior portion as of the Cut-off Date. Each loan-to-value ratio and debt service coverage ratio calculated in this term sheet, except as may be otherwise noted herein, was calculated based only upon the senior portion of this Mortgage Loan. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate portions were included.

One mortgage loan, Loan No. 57365 is evidenced by two senior pari passu promissory notes and one subordinate note. The debt service coverage ratios and loan-to-value ratios were calculated based upon the aggregate principal balance of the two senior notes, excluding the principal balance of the related subordinate note. The weighting of debt service coverage ratios and loan-to-value ratios were based solely upon the senior note included in the trust. Accordingly, such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate note were included.

In addition with respect to Loan No. 57442 the calculations referenced in the above chart were based upon an assumed interest rate and debt service and are accordingly subject to change.

The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

Harrison Park Apartments, Suntree Village Apartments and Cypress Creek Apartments are in Loan Group 2. The remaining Mortgage Loans listed in the table above are in Loan Group 1.

**	For crossed pools, the information presented is a weighted average of the information for the loans in the crossed pool.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

HINES SUMITOMO LIFE OFFICE PORTFOLIO

425 Lexington Avenue	425 Lexington Avenue	499 Park Avenue

499 Park Avenue

1200 19th Street	1200 19th Street

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

HINES SUMITOMO LIFE OFFICE PORTFOLIO

Whole Loan Information

Original Principal Balance:	$316,405,000

First Payment Date:	October 1, 2003

Term/Amortization:	120/0 months

Interest Only Period:	120 months

Shadow Rating (S&P/Fitch)†:	BBB-/BBB-

Maturity Date:	September 1, 2013

Expected Maturity Balance:	$316,405,000

Borrowing Entity:	Hines 499 Park, LLC Hines 425 Lexington Avenue, LLC Hines 1200 Nineteenth Street, LLC

Interest Calculation:	30/360

Call Protection:	Lockout: 24 Payments GRTR 1% PPMT or Yield Maintenance: 95 payments Open: 1 payment

Up-Front Reserves††:

Tax Reserve:	Yes

Replacement Reserve:	$24,903

TI/LC:	$99,611

Ongoing Monthly Reserve††:

Tax Reserve:	Yes

Replacement Reserve:	$24,903

TI/LC:	$99,611

Lockbox:	Hard

†	The shadow ratings of the Hines Sumitomo Loan or the Hines Sumitomo Senior Component, as applicable, reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

††	The Hines Sumitomo Borrower’s obligation to maintain reserve fund, other than with respect to certain lease reserve funds (including the deposit of early termination fees with respect to certain tenants and lease reserve funds related to the Canadian Imperial Bank of Commerce tenant) will terminate upon payment in full of the mezzanine loan if no event of default exists under the Hines Sumitomo loan documents.

Financial Information

Whole Loan Balance*:	$316,405,000

Hines Sumitomo Note B Loan Balance*:	$51,805,000

Aggregate Hines Sumitomo Senior Note Balance*:	$264,600,000

Senior Component Shadow Rating (S&P/Fitch)†:	AAA/AAA

Trust Senior Balance “Hines Sumitomo Senior Note A-1”:	$160,000,000

Cut-off Date LTV:	45.3%(1)

Maturity Date LTV:	45.3%(1)

Underwritten DSCR**:	2.66x(1)(2)

Mortgage Rate:	4.7727%
* As of the Cut-off Date.
**DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Office

Property Sub-Type:	CBD

Location:	New York, NY Washington, DC

Year Built/Renovated:

499 Park Avenue:	1981/NA

425 Lexington Avenue:	1987/NA

1200 19th Street N.W.:	1964/1987

Net Rentable Square Feet:	1,187,723

Cut-off Balance per SF:	$223(1)

Occupancy:

499 Park Avenue as of 4/30/2003:	96.2%

425 Lexington Avenue as of 6/1/2003:	99.8%

1200 19th Street as of 7/21/2003:	99.6%

Ownership Interest:	Fee/Leasehold

Property Management:	Hines Interests Limited Partnership

U/W Net Cash Flow:	$44,237,603

Appraised Value:	$583,800,000

(1)	Based on aggregate principal balance of the Hines Sumitomo Senior Note.

(2)	The Hines Sumitomo Loan is Interest Only for its entire loan term. If debt service had been calculated on such interest only payments the resulting underwritten DSCR would have been approximately 3.50x.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(6/30/03)	(12/31/02)

Effective Gross Income	$79,200,090	$76,003,508	$73,507,805

Total Expenses	$31,323,989	$31,229,604	$26,757,574

Net Operating Income (NOI)	$47,876,101	$44,773,904	$46,750,231

Cash Flow (CF)	$44,237,603	$44,773,904	$46,750,231

DSCR on NOI(1)	2.88x	2.70x	2.82x

DSCR on CF(1)	2.66x	2.70x	2.82x

(1)	Based on aggregate principal balance of the Hines Sumitomo Senior Note.

499 Park Avenue†		Tenant	% Total		Potential	% Potential	Lease
	Ratings	Total SF	SF	Rent PSF	Rent	Rent	Expiration
	S&P/Fitch
Top Tenants

Bloomberg L.P.	Not Rated	145,463	51.9%	$65.93	$9,590,253	50.7%	9/30/2004

Dreier and Baritz LLP	Not Rated	32,893	11.7	$75.37	2,479,195	13.1	5/31/2011

Mercer Management	Not Rated	20,293	7.2	$50.00	1,014,650	5.4	9/30/2006

Totals		198,649	70.9%		$13,084,098	69.2%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

425 Lexington Avenue†		Tenant	% Total		Potential	% Potential	Lease
	Ratings	Total SF	SF	Rent PSF	Rent	Rent	Expiration
	S&P/Fitch
Top Tenants

Simpson Thatcher & Bartlett	Not Rated	389,585	57.7%	$61.84	$24,090,085	58.7%	10/31/2018

Canadian Imperial Bank of Commerce	A+/AA-	271,315	40.2	$55.07	14,940,520	36.4	10/31/2008

Fleet National Bank	Withdrawn††	3,756	0.6	$195.00	732,420	1.8	10/31/2013

Totals		664,656	98.4%		$39,763,025	96.9%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

1200 19th Street†		Tenant	% Total		Potential	% Potential	Lease
	Ratings	Total SF	SF	Rent PSF	Rent	Rent	Expiration
	S&P/Fitch
Top Tenants

Piper Rudnick LLP	Not Rated	164,997	69.7%	$36.99	$6,103,100	71.4%	9/30/2007

Kelley Drye & Warren LLP	Not Rated	43,711	18.5	$34.79	1,520,706	17.8	9/30/2007

Sam & Harry’s Restaurant	Not Rated	9,849	4.2	$26.38	259,833	3.0	1/31/2010

Totals		218,557	92.4%		$7,883,638	92.2%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

††	The ratings of the Fleet National Bank tenant have been withdrawn pending the issuance of new ratings in connection with a proposed merger with Bank of America.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

499 Park Avenue					Cumulative
	Number of	Expiring	% Total	Cumulative	% Total
	Leases Expiring	SF	SF	Total SF	SF
Year of Expiration
2003	1	2,489	0.9%	2,489	0.9%

2004	9	81,959	29.2	84,448	30.1%

2005	2	8,821	3.1	93,269	33.3%

2006	2	27,205	9.7	120,474	43.0%

2007	2	11,238	4.0	131,712	47.0%

2010	3	77,686	27.7	209,398	74.7%

2011	3	32,893	11.7	242,291	86.4%

2012	3	16,161	5.8	258,452	92.2%

2013	1	11,161	4.0	269,613	96.2%

Vacant		10,766	3.8	280,379	100.0%

Total	26	280,379	100.0%

425 Lexington Avenue					Cumulative
	Number of	Expiring	% Total	Cumulative	% Total
	Leases Expiring	SF	SF	Total SF	SF
Year of Expiration
2003	1	2,500	0.4%	2,500	0.4%

2008	2	271,315	40.2	273,815	40.5%

2010	1	1,597	0.2	275,412	40.8%

2012	3	4,276	0.6	279,688	41.4%

2013	2	4,963	0.7	284,651	42.1%

2018	5	389,585	57.7	674,236	99.8%

Vacant		1,442	0.2	675,678	100.0%

Total	14	675,678	100.0%

1200 19th Street					Cumulative
	Number of	Expiring	% Total	Cumulative	% Total
	Leases Expiring	SF	SF	Total SF	SF
Year of Expiration
2003	1	1,988	0.8%	1,988	0.8%

2006	2	5,270	2.2	7,258	3.1%

2007	9	208,858	88.3	216,116	91.3%

2008	1	6,933	2.9	223,049	94.3%

2010	5	11,555	4.9	234,604	99.2%

2013	1	1,029	0.4	235,633	99.6%

Vacant		953	0.4	236,586	100.0%

Total	19	236,586	100.0%

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Summary of Significant Tenants

499 Park Avenue

•	Bloomberg L.P. (Not Rated), the financial information services company, occupies 144,293 square feet (51.5%) on two separate leases expiring in September 2004 and December 2015. Bloomberg L.P. is in process of building a new headquarters building in close proximity to the 499 Park Avenue building. One lease for 29.2% of the building expires in September 2004. Bloomberg L.P. is in negotiations to extend the lease expiration to September 2005, but will then vacate the space. The other lease for 22.2% of the building expires in December 2015. This lease includes a termination option in December 2010. In order to terminate the lease, Bloomberg L.P. must give 36 months notice (December 2007) and pay a $4,951,000 lease termination fee at the time notice is given.

•	Dreier and Baritz LLP (Not Rated), a law firm, occupies 32,893 square feet (11.7%) on a lease expiring in May 2011.

425 Lexington Avenue

•	Simpson, Thatcher & Bartlett (“ST&B”, Not Rated), a law firm, occupies 389,756 square feet (57.7%) on various leases expiring in October 2018.

•	Canadian Imperial Bank of Commerce (“CIBC”, Rated A+ by S&P and AA- by Fitch) occupies 271,315 square feet (40.2%) on two leases expiring in October 2008. CIBC has signed a lease to occupy approximately 1.2 million square feet in 300 Madison Avenue as its new headquarters building with occupancy to commence in 2004. It is expected that CIBC will be vacating space in the 425 Lexington Avenue building in stages as it relocates to the new building. If the Hines Sumitomo Borrower cannot find a tenant to sublease this space or to execute a new lease, the Hines Sumitomo Borrower shall make monthly deposits of $208,700 commencing January 2005 through October 2008 into a tenant improvements and leasing commissions reserve. Approximately $9.6 million will have accumulated in the reserve account by October 2008 to re-lease CIBC’s space. Any termination fees under the CIBC lease shall also be deposited into the reserve account.

1200 19th Street

•	Piper Rudnick LLP (Not Rated), a law firm, occupies 164,997 square feet (71.2%) on various leases expiring in September 2007.

•	Kelley Drye & Warren LLP (Not Rated), a law firm, occupies 43,711 square feet (18.9%) on two leases expiring in September 2007.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The Hines Sumitomo Life Office Portfolio Mortgaged Property consists of three central business district office buildings containing a total of 1,187,723 net rentable square feet with a weighted average occupancy of 98.9%.

499 Park Avenue

•	The 499 Park Avenue building is a 28-story Class A office building with ground level retail space built in 1981 containing 280,404 net rentable square feet situated on 0.3 acres located at the southeast corner of Park Avenue and East 59th Street in New York, New York. The 499 Park Avenue building is accessible by public transportation (Lexington Avenue, Madison Avenue and 57th Street busses and the subway one block east) and within walking distance to the residential Upper East Side and to Midtown hotels, restaurants and stores. The 499 Park Avenue building is located in Manhattan’s Plaza Office submarket.

•	As of the rent roll dated 04/30/03, the 499 Park Avenue building was approximately 96.2% leased.

425 Lexington Avenue

•	The 425 Lexington Avenue building is a 31-story Class A office building with ground level retail space built in 1987 containing 675,678 net rentable square feet situated on 0.8 acres located on the east side of Lexington Avenue between East 43rd and East 44th Streets in New York, New York. The 425 Lexington Avenue building is accessible by public transportation, including the Third Avenue, Lexington Avenue and 42nd Street cross-town busses and the subway across the street at Grand Central Station. Midtown hotels, restaurants and stores are within walking distance. The 425 Lexington Avenue building is located in Manhattan’s Grand Central office submarket.

•	As of the rent roll dated 06/01/03, the 425 Lexington Avenue building was approximately 99.8% leased.

1200 19th Street

•	The 1200 19th Street building is an 8-story Class A office building with ground floor retail space and an underground parking garage built in 1964 and renovated in 1987 containing 231,641 net rentable square feet situated on 0.9 acres located at the northwest corner of 19th and M Streets, NW, Washington, DC. The 1200 19th Street building is located in the District of Columbia office market and the downtown office submarket.

•	As of the rent roll dated 07/21/03, the 1200 19th Street building was approximately 99.6% leased.

•	The Hines Sumitomo Loan was made to Hines 499 Park, LLC, Hines 425 Lexington Avenue, LLC and Hines 1200 Nineteenth Street, LLC. Equity interest in the Hines Sumitomo Borrower is as follows:

•	Hines 499 Park, LLC and Hines 425 Lexington Avenue, LLC are both held 100% by Hines NY Office Properties, LLC.

•	Hines 1200 Nineteenth Street, LLC is held 99.5% by Hines NY Office Properties, LLC and 0.5% by Hines 1200 Nineteenth Street Member, LLC.

•	Hines NY Office Properties, LLC is owned by Hines-Sumisei NY Core Office Trust, a Maryland real estate investment trust.

•	The Hines Sumitomo Borrower, at its sole cost and expense, is required to keep the Hines Sumitomo Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Hines Sumitomo Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The Hines Sumitomo Borrower, collectively, Hines 499 Park, LLC, Hines 425 Lexington Avenue, LLC and Hines 1200 Nineteenth Street, LLC, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	Hines Interests Limited Partnership (“Hines”), an affiliate of the Hines Sumitomo Borrower related entity, manages the Hines Sumitomo Mortgaged Property. Hines, formed in 1957 by Gerald Hines, is headquartered in Houston, Texas. The company has regional offices located in San Francisco, New York, Chicago and Atlanta, with a physical presence in 72 cities in the U.S. and international locations in Europe, China, Mexico, Russia, and South America. Hines owns and/or manages over 73 million square feet of commercial space, of which 47 million square feet is owned and 36 million square feet is third party managed, located in 168 buildings in the U.S. Hines manages ten office buildings in New York City. Hines has over $4 billion in equity under management through relationships with 20 tax-exempt investors.

•	The 499 Park Avenue and the 425 Lexington Avenue buildings are both subject to ground leases. Each of the 499 Park Avenue and 425 Lexington Avenue ground lessors and lessees have transferred their interests in the related ground leases to the Hines Sumitomo Borrower. The mortgage loan covering the 499 Park Avenue and the 425 Lexington Avenue properties is both a fee and a leasehold mortgage and encumbers both the fee and the leasehold interests in the properties. Additionally, the Hines Sumitomo Borrower has executed a subordination agreement subordinating the ground leases to the lien, terms and conditions of the fee mortgage.

•	At any time following the expiration of the Hines Sumitomo lockout period, provided that no event of default has occurred and is continuing and the mezzanine loan has been paid in full, the Hines Sumitomo Borrower may obtain a release of a Hines Sumitomo Mortgaged Property from the lien of the Mortgage by substituting another Class A office property, provided conditions are satisfied including notice, standard due diligence, loan-to-value and debt service coverage ratio tests, rating agency approval and other customary requirements.

•	The Mortgages on the three properties securing the Hines Sumitomo Loan are cross-collateralized and cross-defaulted with each other so that (i) an event of default under any of the Mortgages shall constitute an event of default under each of the other Mortgages which secure the Mortgage Note, (ii) an event of default under the Mortgage Note shall constitute an event of default under each Mortgage and (iii) each Mortgage shall constitute security for the Mortgage Note.

•	As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the Hines Sumitomo Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Hines Sumitomo Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Hines Loan. In addition, such holder (but is not obligated to) purchase the Hines Loan, if the loan is then considered a “Defaulted Mortgage Loan” as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

1200 19th Street
1200 19th Street NW
Washington, D.C. 20036
DISTRICT OF COLUMBIA
ROCK CREEK PARK
THE WHITE HOUSE
THE ELLIPSE
THE MALL
Tidal Basin
WEST POTOMAC PARK
EAST POTOMAC PARK
Potomac River
Washington Channel
COLUMBIA ISLAND
Southwest Fwy
Arlington Mem. Bridge
George Washington Memorial Pkwy

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

1328 BROADWAY

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

1328 BROADWAY

Whole Loan Information

Original Principal Balance:	$135,000,000

First Payment Date:	November 1, 2003

Term/Amortization:	120/360 months

Interest Only Period:	12 months

Maturity Date:	October 1, 2013

Expected Maturity Balance:	$84,822,469

Borrowing Entity:	1328 Broadway, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 payments Open: 3 payments

Up-Front Reserves:

Tax Reserve:	Yes

Repair Reserve:	$25,563

Ongoing Monthly Reserve:

Tax Reserve:	Yes

Replacement Reserve:	$1,467 for the first 6 years of the loan term and $4,400 for the last 4 years of the loan term

Lockbox:	Hard

Financial Information

Whole Loan Balance*:	$135,000,000

Subordinate Component Balance*:	$36,200,000

Senior Component Balance*:	$98,800,000

Senior Component Shadow Rating (S&P/Fitch)**:	AA/A

Cut-off Date LTV:	49.4%(1)

Maturity Date LTV:	42.4%(1)

Underwritten DSCR***:	1.96x(1)

Mortgage Rate†:	5.52642%
* As of the Cut-off Date.
** The shadow ratings of the 1328 Broadway Senior Component reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.
*** DSCR figures based on net cash flow unless otherwise noted.
† The interest rate was rounded to five decimals and is subject to change (prior to pricing).

Property Information

Property Type:	Office

Property Sub-Type:	CBD

Location:	New York, NY

Year Built/Renovated:	1909/2001

Net Rentable Square Feet:	351,750

Cut-off Balance per SF:	$281(1)

Occupancy as of 8/12/03:	98.9%

Ownership Interest:	Fee

Property Management:	RFR Realty LLC

U/W Net Cash Flow:	$13,210,821

Appraised Value:	$200,000,000

(1)	Based on Senior Component Balance.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(7/31/03)	(12/31/02)

Effective Gross Income	$19,505,171	$21,372,087	$18,803,208

Total Expenses	$5,656,599	$5,805,161	$4,996,332

Net Operating Income (NOI)	$13,848,572	$15,566,926	$13,806,876

Cash Flow (CF)	$13,210,821	$15,566,926	$13,806,876

DSCR on NOI(1)	2.05x	2.31x	2.05x

DSCR on CF(1)	1.96x	2.31x	2.05x

(1)	Based on Senior Component Balance.

	Ratings	Tenant	% Total		Potential	% Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

Publicis USA Holdings Inc	Not Rated	119,502	34.0%	$39.83	$4,759,500	24.9%	8/31/2016

H&M	Not Rated	70,771	20.1	$85.84	6,075,000	31.7	1/31/2016

Mercy College	Not Rated	55,000	15.6	$43.00	2,365,000	12.4	5/14/2022

Central Parking	B+/Not Rated	29,610	8.4	$19.42	575,000	3.0	12/31/2007

Victoria’s Secret	BBB+/Not Rated	26,650	7.6	$154.56	4,118,950	21.5	3/31/2017

Totals		301,533	85.7%		$17,893,450	93.5%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of	Expiring	% Total	Cumulative	Cumulative %
Year of Expiration	Leases Expiring	SF	SF	Total SF	Total SF

2003	55	41,912	11.9%	41,912	11.9%

2005	2	2,325	0.7	44,237	12.6%

2007	1	29,610	8.4	73,847	21.0%

2016	4	190,273	54.1	264,120	75.0%

2017	2	26,650	7.6	290,770	82.6%

2022	1	55,000	15.6	345,770	98.2%

Vacant		6,218	1.8	351,988	100.0%

Total	65	351,988	100.0%

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Summary of Significant Tenants

•	Publicis USA Holding Inc. (Not Rated) occupies 114,500 square feet of office space (32.6%) at $41.00 per square foot plus 5,002 square feet of storage space on a 15-year lease expiring on August 2016. The company, headquartered in Paris, is the world’s fourth largest communications group and ranks number one in Europe and number three in the United States. Publicis Groupe is structured around three core businesses: advertising, media buying and consulting and specialized agencies and marketing services. The company operates in 229 cities in 109 countries on 5 continents with 35,700 employees. Its list of clients includes Coca-Cola, General Mills, McDonald’s, Nestle and Procter and Gamble.

•	H&M (Not Rated) occupies 66,000 square feet of retail space (18.8%) on the ground through third floors at $90.15 per square foot plus 4,771 square feet of storage space on a 15-year lease expiring on January 2016. H&M Hennes & Mauritz is a Swedish-based clothing chain, which operates H&M stores in 13 European countries and well as the United States. The company offers clothes targeted primarily at teenagers as well as men’s, women’s and children’s clothes. H&M entered the United States market in 2000 and now operates 45 stores primarily in the northeast, making the United States its third largest market after Germany and Sweden.

•	Mercy College (Not Rated) occupies 55,000 square feet of office or classroom space (15.6%) at $43.00 per square foot on a 20-year lease expiring on May 2022. Established in 1950, Mercy College offers both undergraduate and graduate degrees and currently has over 10,000 students. The main campus of Mercy College is located in Dobbs Ferry, Westchester County, New York with branch campuses in Yorktown Heights, White Plains, Bronx and Manhattan. The 1328 Broadway Mortgaged Property serves as the college’s Manhattan campus.

•	Victoria’s Secret Stores, Inc. (Rated BBB+ by S&P and Not Rated by Fitch) occupies 25,900 square feet of retail space (7.4%) on the ground through second floors at $158.30 per square foot plus 750 square feet of storage space on a 15-year lease expiring on March 2017. Victoria’s Secret, the largest subsidiary of Limited Brands, operates 1,014 stores.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The 1328 Broadway Mortgaged Property is an 11-story Class B office building with multi-level retail containing a total of 351,750 net rentable square feet situated on a 0.7 acre site located between 34th and 35th Streets in midtown Manhattan. Included in the collateral is a one-level underground parking garage, which occupies 29,610 square feet and is managed by Central Parking on a long-term contractual agreement. The 1328 Broadway Mortgaged Property was built in 1909 and extensively renovated in 2001 with the 1328 Broadway Borrower spending approximately $35 million on improvements, which included the replacement of all HVAC units, the upgrading of all elevators, new windows and facade repair. In addition, the four largest tenants have spent a total of approximately $56 million on their respective spaces.

•	As of the rent roll dated 08/12/03, the 1328 Broadway Mortgaged Property was approximately 98.9% leased.

•	The 1328 Broadway Borrower, at its sole cost and expense, is required to keep the 1328 Broadway Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. This insurance policy shall not contain any exclusion for acts of terrorism or similar acts of sabotage.

•	The 1328 Broadway Borrower is owned by Marbridge LLC (100%). Marbridge LLC is owned by Michael Goelet (22.5%), Richard Goelet (22.5%), Suzanne Goelet (22.5%), Lynn G. Feld (22.5%) and 1328 Broadway Managers, LLC (10%). 1328 Broadway Managers, LLC is owned by Chgaro LLC (50%) and SAGLA LLC (50%) which are ultimately owned both directly and through the trust created for the benefit of the family members by Aby Rosen and Michael Fuchs.

•	The 1328 Broadway Borrower, 1328 Broadway, LLC, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	RFR Realty LLC (“RFR”), a 1328 Broadway Borrower related entity, manages the subject property. RFR is a privately held, Manhattan based, real estate investment, development and management company. Aby Rosen and Michael Fuchs are the owners of RFR. The Rosen and Fuchs families, from Frankfurt, Germany, have been involved in real estate investment and development throughout Europe for the past 50 years. RFR established its operation in the United States in 1991 and, through various affiliates, presently controls approximately five million square feet of prime office and retail space plus approximately 2,500 luxury residential apartments.

•	As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the 1328 Broadway Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the 1328 Broadway Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the 1328 Broadway Loan. In addition, such holder (but is not obligated to) purchase the 1328 Broadway Loan, if the loan is then considered a “Defaulted Mortgage Loan” as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

UPPER WEST SIDE
UPPER EAST SIDE
CENTRAL PARK
WEST NEW YORK
WEST SIDE
EAST SIDE
WEEHAWKEN
LONG ISLAND CITY
TIMES SQUARE
M I D T O W N
GRAND CENTRAL
GARMENT DISTRICT
MURRAY HILL
1328 Broadway
New York, NY 10001
CHELSEA
GRAMERCY PARK
HUDSON RIVER
EAST RIVER
GREENWICH VILLAGE
SOHO
LOWER EAST SIDE
TRIBECA
CITY HALL
BROOKLYN
D O W N T O W N
BATTERY PARK
FINANCIAL DISTRICT
1328 Broadway
New York, NY 10001
GARMENT DISTRICT

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

NEWGATE MALL

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

NEWGATE MALL

Loan Information

Original Principal Balance:	$45,000,000

First Payment Date:	November 1, 2003

Term/Amortization:	84/360 months

Shadow Rating (S&P/Fitch)†:	BBB-/BBB-

Maturity Date:	October 1, 2010

Expected Maturity Balance:	$39,773,768

Borrowing Entity:	GGP — Newgate Mall, Inc.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 81 payments Open: 3 payments

Lockbox:	Hard

†	The shadow ratings of the Newgate Mall Loan reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

Financial Information

Cut-off Date Balance:	$45,000,000

Cut-off Date LTV:	57.0%

Maturity Date LTV:	50.3%

Underwritten DSCR*:	1.86x

Mortgage Rate:	4.8385%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Retail

Property Sub-Type:	Anchored — Department Store

Location:	Ogden, UT

Year Built/Renovated:	1981/1997

Net Rentable Square Feet:	605,380

Cut-off Balance per SF:	$74

Occupancy as of 8/20/03:	95.0%

Ownership Interest:	Fee

Property Management:	General Growth Properties, Inc.

U/W Net Cash Flow:	$5,300,609

Appraised Value:	$79,000,000

Sales per SF (In Line):	$326(1)

Occupancy Cost:	9.63%(1)

(1) Information based on 2003 data.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(6/30/03)	(12/31/02)

Effective Gross Income	$8,198,112	$7,663,202	$7,689,335

Total Expenses	$2,433,313	$2,024,898	$2,241,132

Net Operating Income (NOI)	$5,764,799	$5,638,304	$5,448,203

Cash Flow (CF)	$5,300,609	$5,638,304	$5,448,203

DSCR on NOI	2.03x	1.98x	1.91x

DSCR on CF	1.86x	1.98x	1.91x

	Ratings	Tenant	% Total		Potential	% Potential	Occupancy	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Cost(1)	Expiration

Top Tenants†

Sears	BBB/BBB+	185,624	30.6%	$2.85	$529,669	10.3%	2.38%	7/31/2006

Mervyn’s	A+/A	77,337	12.8	$1.62	125,286	2.4	1.20%	7/31/2006

Gart Sports	B/Not Rated	64,284	10.6	$5.25	337,491	6.5	7.09%	2/01/2016

Tinsel Town	Not Rated	61,970	10.2	$10.00	619,700	12.0	10.69%	12/31/2018

Totals		389,215	64.3%		$1,612,146	31.2%

(1)	Information based on 2002 data.

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of	Expiring	% Total	Cumulative	Cumulative
Year of Expiration	Leases Expiring	SF	SF	Total SF	% Total SF

2003	1	511	0.1%	511	0.1%

2004	2	4,805	0.8	5,316	0.9%

2005	10	47,060	7.8	52,376	8.6%

2006	8	288,600	47.6	340,976	56.3%

2007	6	6,526	1.1	347,502	57.4%

2008	14	39,423	6.5	386,925	63.9%

2009	10	18,956	3.1	405,881	67.0%

2010	2	4,776	0.8	410,657	67.8%

2011	2	3,797	0.6	414,454	68.4%

2012	10	19,424	3.2	433,878	71.6%

2013	4	11,164	1.8	445,042	73.5%

2014	6	5,724	0.9	450,766	74.4%

2016	1	64,284	10.6	515,050	85.0%

2018	1	61,970	10.2	577,020	95.3%

Vacant		28,680	4.7	605,700	100.0%

Total	77	605,700	100.0%

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Summary of Significant Tenants

•	Sears (Rated BBB by S&P and BBB+ by Fitch) occupies 185,624 square feet (30.7%), of which 149,624 square feet is located in the two-story mall building and 36,000 square feet is located in the Sears Warehouse and Service Center outparcel building, at $2.85 per square foot with three years remaining on a 25-year lease expiring on 07/31/06. The lease grants seven ten-year options to renew. Sears, a multi-line retailer offering an array of merchandise and related services, operates 872 full-line stores and approximately 1,300 specialty stores located throughout the United States with additional stores located in Canada.

•	Mervyn’s (Target, Rated A+ by S&P and A by Fitch) occupies 77,337 square feet (12.8%) at $1.62 per square foot with three years remaining on a 25-year lease expiring on 07/31/06. The lease grants one ten-year option and 12 five-year options to renew. Mervyn’s is an operating division of Target Corporation. Target, a general merchandise retailer, operates 1,148 Target discount stores, 264 Mervyn’s department stores and 64 Marshall Field’s department stores located throughout the U.S.

•	Gart Sports (Sports Authority, Rated B by S&P and Not Rated by Fitch) occupies 64,284 square feet (10.6%) at $5.25 per square foot with 12.5 years remaining on a 20-year lease expiring on 02/01/16. Sports Authority operates 385 sports superstores located in 45 states.

•	Tinsel Town (Cinemark Theater, Not Rated) occupies 61,970 square feet (10.2%) at $10.00 per square foot with 15 years remaining on a 21-year lease expiring on 12/31/18. The theater consists of 14 screens containing a total of 3,100 stadium-style seats. Cinemark operates approximately 280 theaters and 3,000 screens located in 33 states and internationally in Argentina, Brazil, Canada, Chile, Colombia, Costa Rica, Ecuador, El Salvador, Honduras, Nicaragua, Mexico and Peru.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The Newgate Mall Mortgaged Property is a regional mall containing 605,380 net rentable square feet situated on 52.4 acres located in Ogden, Utah. The Newgate Mall Mortgaged Property was built in 1981 and renovated in 1997. The improvements consist of the one-story main mall building with attached two-story anchor tenant buildings and two separate outparcel buildings. The mall has four main entrances with many of the individual tenants having their own entrances. A centrally located food court is adjacent to one of the main entrances. Anchor tenants include Sears, Mervyn’s (Target), Gart Sports (Sports Authority) and Tinsel Town (Cinemark Theater), which together comprise 58.4% of the square feet and 31.9% of the gross potential rental income. Dillard’s (118,919 square feet) is a non-collateral shadow anchor tenant. The Newgate Mall Mortgaged Property was expanded in 1994 (Dillard’s added), 1996 (Gart Sports added) and 1998 (Tinsel Town added). Non-anchor tenants include The Quilted Bear, Express, Eddie Bauer, The Gap, Famous Footwear, Lenscrafters, Payless Shoes, Victoria’s Secret, American Eagle Outfitters, KB Toys, Foot Locker and Radio Shack, among others.

•	As of the rent roll dated 08/20/03, the Newgate Mall Mortgaged Property is 95.0% leased.

•	The Newgate Mall Borrower, at its sole cost and expense, is required to keep the Newgate Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Newgate Mall Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts if the all risk insurance policy provides for the exclusion of coverage for acts of terrorism, then the Newgate Mall Borrower is required to maintain separate insurance coverage for acts of terrorism provided that such coverage is commercially reasonably available, can be obtained at a commercially reasonable cost and is generally maintained by prudent owners of institutional quality commercial real estate.

•	The Newgate Mall Borrower is held 100% by GGP/Homart, Inc. GGP/Homart, Inc. is owned by the New York State Common Retirement Fund (50%) and GGP Limited Partnership (50%). GGP Limited Partnership is owned by General Growth Properties, Inc. (“GGP”) and by certain individuals. GGP acted as a buyer, seller, developer and manager of commercial real estate since 1954 and is the second largest regional mall REIT in the country. GGP recently acquired JP Realty, a retail property development and management company located in the Intermountain region of the U.S., adding 18 regional malls to the portfolio. GGP is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional mall and community shopping centers located in the U.S. The company’s portfolio is comprised primarily of regional malls, but also includes interests in office space associated with its retail properties and approximately 1.4 million square feet of commercial/industrial space acquired through the purchase of JP Realty. Through predecessor entities, GGP has owned the Newgate Mall Mortgaged Property for over 20 years.

•	The Newgate Mall Borrower, GGP-Newgate Mall, Inc., is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	General Growth Properties, Inc., a Newgate Mall Borrower related entity founded in 1954 and headquartered in Chicago, manages the Newgate Mall Mortgaged Property. GGP, the second largest owner/operator of regional malls in the U.S., owns or operates 163 properties containing a total of approximately 135 million square feet and 15,000 retail tenants, numbers that continue to grow through development, expansion and acquisition. GGP owns 90 of the properties, has partial interests in 45 and manages the rest for institutional owners.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Newgate Mall
2000 Newgate Mall
Ogden, UT 84405
ONEIDA
CACHE
RICH
WEBER
MORGAN
DAVIS
SUMMIT
SALT LAKE
TOOELE
UTAH
WASATCH
WASATCH MOUNTAINS
Great Salt Lake
Logan
Hyrum
Brigham City
Tremonton
Plain City
Pleasant View
Ogden
Roy
Layton
Farmington
Bountiful
Salt Lake City
Magna
West Valley
Cottonwood Heights
Sandy City
Tooele
Pleasant Grove
Orem
Provo
Utah Lake
Santaquin

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

STERLING ESTATES MANUFACTURED HOME COMMUNITY

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

STERLING ESTATES MANUFACTURED HOME COMMUNITY

Loan Information

Original Principal Balance:	$40,500,000

First Payment Date:	June 1, 2003

Term/Amortization:	84/360 months

Interest Only Period:	6 months

Maturity Date:	May 1, 2010

Expected Maturity Balance:	$36,265,672

Borrowing Entity:	Sterling Estates (Delaware), LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 78 payments Open: 6 payments

Up-Front Reserves:

Tax Reserve:	Yes

Repair Reserve:	$24,250

Other Reserve:	$2,500,000(1)

Ongoing Monthly Reserve:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$2,080

Lockbox:	No

(1)	Rental Holdback Reserves.

Financial Information

Cut-off Date Balance:	$40,500,000

Cut-off Date LTV:	76.7%

Maturity Date LTV:	68.7%

Underwritten DSCR*:	1.39x

Mortgage Rate:	4.950%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Manufactured Housing Community

Property Sub-Type:	Mobile Home

Location:	Justice, IL

Year Built/Renovated:	1962/1993

Pads:	806

Cut-off Balance per Pad:	$50,248

Occupancy as of 8/22/03:	95.6%

Ownership Interest:	Fee

Property Management:	Capital First Realty, Inc.

U/W Net Cash Flow:	$3,613,922

Appraised Value:	$52,800,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(6/30/03)	(12/31/02)

Effective Gross Income	$5,324,122	$5,117,610	$4,974,166

Total Expenses	$1,669,900	$1,364,976	$1,537,513

Net Operating Income (NOI)	$3,654,222	$3,752,634	$3,436,653

Cash Flow (CF)	$3,613,922	$3,752,634	$3,436,653

DSCR on NOI	1.41x	1.45x	1.32x

DSCR on CF	1.39x	1.45x	1.32x

Additional Information

•	The Sterling Estates Manufactured Home Community Mortgaged Property is an 806-pad, 81-acre mobile home park located in Justice, Illinois. The park was built in 1962 (519 pads) and expanded periodically from 1974-1993 (287 pads). Amenities include a two-story clubhouse and community center, swimming pool, playground, mature landscaping, 32-foot wide asphalt/concrete paved roads and a card-access security gate. The existing mobile home mix is 55% doublewide and 45% singlewide, with two off-street concrete parking spaces per pad.

•	As of the rent roll dated 08/22/03, the Sterling Estates Manufactured Home Community Mortgaged Property was 95.6% leased.

•	The Sterling Estates Manufactured Home Community Borrower, at its sole cost and expense, is required to keep the Sterling Estates Manufactured Home Community Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Sterling Estates Manufactured Home Community Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

•	The Sterling Estates Manufactured Home Community Borrower is 100% held by Sterling Estates Limited Partnership as the sole Member. The limited partnership is owned by The Klarchek Family Trust as limited partner (99%) and Sterling Estates Corp. as General Partner (1%). The Klarchek Family Trust owns 100% of Sterling Estates Corp.

•	The Sterling Estates Manufactured Home Community Borrower, Sterling Estates (Delaware), LLC, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	Capital First Realty, Inc., a Sterling Estates Manufactured Home Community Borrower related entity manages the Sterling Estates Manufactured Home Community Mortgaged Property. The company has been in business for over 20 years, with 16 mobile home parks (6,250 pads) currently under management. Six are located in Illinois, one in Minnesota, seven in Indiana and two in Michigan. Four of the Illinois properties are located in the Chicago metropolitan statistical area/Cook County market.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

•	The Sterling Estates Manufactured Home Community Borrower has established a rental holdback reserve at loan closing of $2,500,000. The Sterling Estates Manufactured Home Community Borrower is entitled to one release of all or portion of the reserve funds until 12/31/03 subject to (1) no event of default under the Mortgage Loan documents has occurred and is continuing, (2) the Sterling Estates Manufactured Home Community Borrower shall provide evidence of implementation of the August 2003 rental increase, (3) minimum debt service coverage ratio of 1.25x based on the trailing 12-month period, and (4) minimum debt service coverage ratio of 1.00x based on the trailing 3-month period annualized is not less than 1.00x. If all or a portion of the reserve funds have not been released by the 12/31/03 deadline, the mortgagee is required to retain the holdback until the Mortgaged Property achieves a debt service coverage ratio of 1.25x based on the trailing 12-month period, at which time the reserve funds will be deposited into a reserve account designated under the loan agreement. The funds would then be available for capital improvement upgrades to the Mortgaged Property for the remainder of the loan term, but not available for required repairs or regular replacements that are funded from the reserve account for replacement and reserves.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

LAKE MICHIGAN
Chicago
Wheeling
Northbrook
Palatine
Winnetka
Arlington Heights
Mount Prospect
Glenview
Wilmette
Des Plaines
Niles
Evanston
Skokie
Elk Grove Village
Park Ridge
Rosemont
Addison
Oak Park
Lombard
Elmhurst
Maywood
Cicero
Oak Brook
Downers Grove
Woodridge
Justice
Burbank
Oak Lawn
Dolton
Calumet City
East Chicago
Hammond
Harvey
South Holland
Oak Forest
Orland Park
Tinley
Sterling Estates
Manufactured Home Community
9300 West 79th Street
Justice, IL 60458

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

NESTLE INDUSTRIAL — DEKALB

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

NESTLE INDUSTRIAL — DEKALB

Loan Information

Original Principal Balance:	$39,604,000

First Payment Date:	November 1, 2003

Term/Amortization:	100/276 months

Maturity Date:	February 1, 2012

Expected Maturity Balance:	$31,354,300

Borrowing Entity:	DeKalb Fairview 2003, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 94 payments Open: 6 payments

Lockbox:	Hard

Financial Information

Cut-off Date Balance:	$39,604,000

Cut-off Date LTV:	76.2%

Maturity Date LTV:	60.3%

Underwritten DSCR*:	1.25x

Mortgage Rate:	5.940%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Industrial

Property Sub-Type:	Dist/Warehouse

Location:	DeKalb, IL

Year Built/Renovated:	1993/NA

Net Rentable Square Feet:	865,866

Cut-off Balance per SF:	$46

Occupancy as of 9/23/03:	100.0%

Ownership Interest:	Fee

Property Management:	The Cardinal Company

U/W Net Cash Flow:	$3,966,795

Appraised Value:	$52,000,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

Underwritten

Effective Gross Income	$4,364,961

Total Expenses	$87,299

Net Operating Income (NOI)	$4,277,662

Cash Flow (CF)	$3,966,795

DSCR on NOI	1.35x

DSCR on CF	1.25x

	Ratings	Tenant	% Total		Potential	% Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenant†

Nestle	AAA/AAA	860,939	100.0%	$5.07	$4,364,961	100.0%	12/31/2011

Totals		860,939	100.0%		$4,364,961	100.0%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

Summary of Significant Tenants

•	The Nestle Industrial-DeKalb Mortgaged Property is 100% leased to Nestle Food Company, with Nestle Holdings, Inc. (Rated AAA by S&P and AAA by Fitch) providing a lease guarantee on an 18-year lease expiring 12/31/11. The average rental rate is $5.07 per square foot with Nestle paying for all operating and capital expenses. Nestle Food Company is part of Nestle USA, which is a subsidiary of Nestle S.A. headquartered in Switzerland and employing approximately 254,000 people (12/31/2002) and generating more than $64 billion in worldwide sales. Nestle products include milk products and dietetic foods, infant foods, chocolate and confections, coffee and other beverages, culinary, refrigerated and frozen items, ice cream, mineral water, food service and professional products and pet foods. Key brands include Nestle, Nestea, Nescafe, Maggie, Buitoni and Purina. Nestle USA offers hundreds of products, including its name brand chocolate and confections, as well as beverages (Nestea, Taster’s Choice), milk products (Carnation), pet food (Alpo, Friskies) ice cream novelties, juices (Libby’s) and prepared foods (Stouffer’s, Ortega). Nestle S.A.’s bottled water brands (Perrier, Poland Spring) are distributed by a separate subsidiary. Nestle USA was named America’s Most Admired Food Company for the sixth consecutive year — Fortune Magazine, March 2003. Nestle USA had $6.6 billion in sales in 2002, with 15,000 employees, in 26 manufacturing facilities, 4 distribution centers and 15 sales offices located throughout the country.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The Nestle Industrial-DeKalb Mortgaged Property is a one-story industrial warehouse distribution building built in 1993 containing 865,866 net rentable square feet situated on a 157.0-acre site including approximately 58.9 acres of surplus land located in DeKalb, Illinois. The Nestle Industrial-DeKalb Mortgaged Property contains 30,979 square feet of general office space and 6,460 square feet of warehouse office space, or combined 37,439 square feet of office space representing 4.3% of the total square feet. The general office and warehouse office space is finished with typical drywall partitioning, carpet flooring and full HVAC. The warehouse space has a clear height of 30 feet, with 420,000 square feet ambient temperature and 380,000 square feet air-conditioned. There are 69 truck doors, plus 2 doors with ramps and 1 trash compactor door. The facility is served by rail. The Nestle Industrial-DeKalb Mortgaged Property is located on the Illinois East-West Tollway, or Interstate-88, at the DeKalb/Pease Road Interchange, in a 460-acre master planned industrial park known as Park 88. Park 88 is strategically designed to accommodate over 9 million square feet of distribution, manufacturing, office, and service/retail uses.

•	The Nestle Industrial-DeKalb Borrower, at its sole cost and expense, is required to keep the Nestle Industrial-DeKalb Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Nestle Industrial-DeKalb Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

•	The Nestle Industrial-DeKalb Borrower is held by Illinois Fairview 2003, LLC, a Delaware limited liability company. Carl Buck, George Hicker and certain other persons are the owners of Illinois Fairview 2003, LLC.

•	The Nestle Industrial-DeKalb Borrower, DeKalb Fairview 2003, LLC, is a single purpose, bankruptcy remote entity.

•	The Nestle Industrial-DeKalb Mortgaged Property is managed by The Cardinal Company. The Cardinal Company was formed in 1985 and is located in Sherman Oaks, California. George Hicker, one of the original organizers of The Cardinal Company, is responsible for the day-to-day operations of the company.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

WISCONSIN
Whitewater
Oak Creek
Racine
Kenosha
Janesville
Beloit
Monroe
LAKE MICHIGAN
Zion
Waukegan
Round Lake Beach
Rockford
Freeport
Highland Park
Arlington Heights
Wilmette
Evanston
Skokie
Elgin
DeKalb
Wheaton
Oak Park
Chicago
Cicero
Sterling
Dixon
Rock Falls
Aurora
Oak Lawn
Gary
Nestle Distribution Center–
DeKalb, IL
800 Nestle Court
DeKalb, IL 60115
Joliet
La Salle
Ottawa
Bourbonnais
Streator
Kankakee
ILLINOIS
Pontiac
Peoria
Washington
Pekin
Bloomington
INDIANA
Rantoul
Champaign
Danville
Lincoln
Urbana

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

COLONNADE OFFICE BUILDING

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

COLONNADE OFFICE BUILDING

Loan Information

Original Principal Balance:	$38,000,000

First Payment Date:	June 1, 2003

Term/Amortization:	120/360 months

Interest Only Period:	30 months

Maturity Date:	May 1, 2013

Expected Maturity Balance:	$33,721,555

Borrowing Entity:	Crescent Colonnade, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 payments Open: 3 payments

Up-Front Reserves:

Repair Reserve:	$35,175

Ongoing Monthly Reserve:

Replacement Reserve:	$5,828 for the first 37 payments of the loan term and $1,699 for remaining 83 payments of the loan term

TI/LC Reserve:	$10,417

Lockbox:	Hard

Financial Information

Cut-off Date Balance:	$38,000,000

Cut-off Date LTV:	71.0%

Maturity Date LTV:	63.0%

Underwritten DSCR*:	1.47x

Mortgage Rate:	5.530%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Office

Property Sub-Type:	Suburban

Location:	Coral Gables, FL

Year Built/Renovated:	1926/1989

Net Rentable Square Feet:	208,039

Cut-off Balance per SF:	$183

Occupancy as of 6/30/03:	89.8%

Ownership Interest:	Fee

Property Management:	Crescent Real Estate Equities Limited Partnership

U/W Net Cash Flow:	$3,829,320

Appraised Value:	$53,500,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(6/30/03)	(12/31/02)

Effective Gross Income	$6,282,565	$5,846,736	$5,186,712

Total Expenses	$2,119,642	$1,882,784	$1,875,732

Net Operating Income (NOI)	$4,162,923	$3,963,952	$3,310,980

Cash Flow (CF)	$3,829,320	$3,963,952	$3,090,745

DSCR on NOI	1.60x	1.53x	1.27x

DSCR on CF	1.47x	1.53x	1.19x

	Ratings	Tenant	% Total		Potential	% Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

BAC Florida Bank	Not Rated	40,857	19.6%	$32.49	$1,327,559	21.3%	4/30/2012

Texaco, Inc.	AA/AA	33,697	16.2	$29.00	977,213	15.7	1/31/2012

AT&T Corp.	BBB/BBB	26,021	12.5	$30.50	793,641	12.8	12/31/2006

Colonnade Corporate Center	Not Rated	22,530	10.8	$25.00	563,250	9.1	3/31/2013

Totals		123,105	59.2%		$3,661,663	58.9%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of Leases	Expiring	% Total	Cumulative	Cumulative %
	Expiring	SF	SF	Total SF	Total SF

Year of Expiration

2004	3	8,764	4.2%	8,764	4.2%

2005	2	6,506	3.1	15,270	7.3%

2006	4	28,633	13.8	43,903	21.1%

2007	2	6,129	2.9	50,032	24.1%

2008	5	10,859	5.2	60,891	29.3%

2009	5	30,374	14.6	91,265	43.9%

2012	3	74,554	35.8	165,819	79.7%

2013	1	22,530	10.8	188,349	90.5%

Vacant		19,684	9.5	208,033	100.0%

Total	25	208,033	100.0%

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Summary of Significant Tenants

•	BAC Florida Bank (Not Rated), headquartered in Nicaragua, has located its North American operations at the Mortgaged Property. BAC Florida Bank, a full service commercial banking institution specializing in institutional and private banking services, is a federally registered broker dealer and a member of the NASD. In addition to the 9,259 square feet of retail space located on the ground floor of the Rotunda building, BAC Florida Bank also leases 31,598 square feet (two full floors) in the office building for a total of 40,857 square feet (19.6% of the total square feet and 21.5% of total income).

•	Texaco Caribbean Inc (Chevron USA Inc., Rated AA by S&P and AA by Fitch) uses the Mortgaged Property as its headquarters for all Latin American operations serving 40 countries across the Caribbean, Central America and South America. There are more than 4,700 outlets of Texaco-branded service stations throughout the region. Texaco leases 33,697 square feet (16.2% of the total square feet and 15.4% of total income).

•	AT&T Corp. (Rated BBB by S&P and BBB by Fitch) is the lessee under the lease, but the space is occupied by AT&T’s Latin American operations. Although the lease is for 26,021 square feet (12.5% of the total square feet and 12.5% of total income), AT&T occupies 15,138 square feet and subleases the remaining 10,883 square feet to John Hancock Life Insurance Company.

•	Colonnade Corporate Center (Not Rated) consists of 72 executive suites and two conference facilities. The tenant, 50% owned by an entity related to the original borrower, paid $1.5 million for the tenant improvements. The tenant leases 22,530 square feet (10.8% of the total square feet and 9.2% of total income). Bayview Financial Trading Group, L.P., the original borrower principal, guarantees all rental revenue and expense reimbursements ($582,017 annually, 9.2% of total income) for the Colonnade Corporate Center lease for the first two loan years.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The Colonnade Office Building Mortgaged Property is an 11-story Class A office building containing 208,039 net rentable square feet and an adjacent nine-story parking garage situated on a 1.0 acre site located in Coral Gables, Florida.

•	The Colonnade Office Building Mortgaged Property is part of a mixed-use development called The Colonnade, consisting of four structures: the Rotunda building, the Colonnade Office Building Mortgaged Property office building and parking garage, and a 157-room Omni Hotel. The Colonnade Office Building Borrower has a leased fee condominium interest in the Rotunda building, the office building and the parking garage, whereas Arden Colonnade, the owner of the Omni Hotel, has a leased fee condominium interest in the hotel, each having an undivided 50% interest in the common areas. The Rotunda building, which comprises the lobby and mezzanine levels of The Colonnade, was built in 1926, whereas the upper floors of the office building, the parking garage and the hotel were built in 1989. The Rotunda building was renovated in 1989 as part of the construction of the entire development. Retail and restaurant tenants are located on the ground floor and mezzanine level of the Rotunda building with office tenants located on the upper levels of the office building. The Rotunda building is a registered historical landmark.

•	As of the rent roll dated 06/30/03, the Colonnade Office Building Mortgaged Property was 89.8% leased. Two signed leases, one of 9,500 square feet to Arden Colonnade, LLC with occupancy to commence in November 2003 and another of 2,543 square feet with occupancy having commenced in July 2003 will increase leasing to 95.6%.

•	The Colonnade Office Building current borrower principal purchased the Colonnade Office Building Mortgaged Property on August 26, 2003 for $52 million, which results in cash equity of $14 million.

•	The Colonnade Office Building Borrower, at its sole cost and expense, is required to keep the Colonnade Office Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Colonnade Office Building Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

•	The Colonnade Office Building Borrower is wholly owned by BV Colonnade Holdings, LLC, which is wholly owned by the current borrower principal, Crescent Real Estate Equities Limited Partnership (the “Colonnade Office Building Borrower Principal”). Founded 20 years ago, the Colonnade Office Building Borrower Principal is a financial services company that specializes in principal take-outs, advisory services, mortgage banking, and loan and servicing rights brokerage to mortgage bankers, financial institutions and small business owners nationwide. The Colonnade Office Building Borrower Principal acts as a principal in transactions, including the acquisition of residential and commercial real estate loans, private mortgage-backed securities and financial institution debt.

•	The Colonnade Office Building Borrower, Crescent Colonnade, LLC, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	Crescent Real Estate Equities Limited Partnership (“Crescent”) manages the Colonnade Office Building Mortgaged Property. Crescent, founded in 1994 and headquartered in Fort Worth, Texas, owns and/or manages 73 office properties totaling approximately 29.5 million square feet located in Texas and Colorado. Crescent also owns six luxury resorts and spas located in California, Colorado, Arizona and Massachusetts.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Hollywood
Miramar
Hallandale Beach
Aventura
North Miami Beach
North Miami
Opa-locka
Miami Shores
Hialeah
Miami Springs
Hialeah Gardens
Miami Beach
Coral Gables
Miami
Key Biscayne
South Miami
Kendall
Richmond Heights
ATLANTIC OCEAN
BISCAYNE BAY
75
95
441
1
27
195
395
836
41
The Colonnade Office Building
2333 Ponce de Leon Boulevard
Coral Gables, FL 33134

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

4501 NORTH FAIRFAX OFFICE BUILDING

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

4501 NORTH FAIRFAX OFFICE BUILDING

Loan Information

Original Principal Balance:	$37,500,000

First Payment Date:	July 1, 2003

Term/Amortization:	120/360 months

Interest Only Periods:	Initial 3 months Final 36 months

Maturity Date:	June 1, 2013

Expected Maturity Balance:	$33,528,112

Borrowing Entity:	Jamestown 4501, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 payments Open: 3 payments

Up-Front Reserves:

Tax/Insurance Reserve:	Yes

TI/LC Reserve:	$3,776,512

Other Reserve:	$1,011,185(1)

Ongoing Monthly Reserve:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$1,760

Lockbox:	Hard

(1)	Escrows are established at closing and are released upon the satisfaction of various occupancy and rent commencement requirements.

Financial Information

Cut-off Date Balance:	$37,456,745

Cut-off Date LTV:	60.3%

Maturity Date LTV:	54.0%

Underwritten DSCR*:	1.54x

Mortgage Rate:	5.220%

*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Office

Property Sub-Type:	Suburban

Location:	Arlington, VA

Year Built/Renovated:	2002/NA

Net Rentable Square Feet:	191,967

Cut-off Balance per SF:	$195

Occupancy as of 9/1/03:	98.2%

Ownership Interest:	Fee

Property Management:	Jamestown Commercial Management, LLC

U/W Net Cash Flow:	$3,818,309

Appraised Value:	$62,100,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

Underwritten

Effective Gross Income	$6,142,007

Total Expenses	$1,989,433

Net Operating Income (NOI)	$4,152,574

Cash Flow (CF)	$3,818,309

DSCR on NOI	1.68x

DSCR on CF	1.54x

						%
	Ratings	Tenant	% Total		Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

MeriStar/Interstate	CCC+/Not Rated	84,668	44.1%	$30.00	$2,540,040	40.3%	8/31/2013

GSA-Fish & Wildlife	US Govt.	65,020	33.9	$37.12	2,413,674	38.3	8/11/2012

Advanced Resources Int’l	Not Rated	14,270	7.4	$31.25	445,938	7.1	1/31/2014

Totals		163,958	85.4%		$5,399,652	85.8%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of	Expiring	% Total	Cumulative	Cumulative %
Year of Expiration	Leases Expiring	SF	SF	Total SF	Total SF

2007	1	4,673	2.4%	4,673	2.4%

2008	1	3,337	1.7	8,010	4.2%

2009	1	6,057	3.2	14,067	7.3%

2012	2	65,020	33.9	79,087	41.2%

2013	4	90,455	47.1	169,542	88.3%

2014	1	14,270	7.4	183,812	95.8%

Vacant		8,155	4.2	191,967	100.0%

Total	10	191,967	100.0%

Summary of Significant Tenants

•	Meristar H&R Operating Co. LP (Rated CCC+ by S&P and Not Rated by Fitch) occupies 84,668 square feet (44% of total square feet and 40% of NRI) on two leases maturing in 2013 with two five-year renewal options. The company currently manages over 400 hotels under most every flag in 45 states and Canada and is the third largest hotel real estate investment trust in the U.S. The Mortgaged Property will become the company’s new headquarters as employees relocate from Pittsburgh.(1)

•	GSA US Fish & Wildlife (“GSA”) (US Govt.) occupies 65,020 square feet (34% of total square feet and 38% of NRI) on two leases maturing in 2012. The GSA leases the space on behalf of the Department of Interior’s US Fish & Wildlife Agency. The Fish & Wildlife Service has been in existence for 125 years, lists 7,500 employees and has over 700 offices around the country with an annual budget of over $2 billion for general fish and wildlife conservation.

•	Advance Resources Intl Inc. (Not Rated) occupies 14,270 square feet (7.4% of total square feet) is a privately owned international energy and environmental consulting firm founded in 1991.

(1)	On September 29, 2003, S&P announced a downgrade to “CCC+” the senior unsecured debt rating of MeriStar Hospitality Corp., citing concerns that the company’s sale of new bonds may make it more difficult to maintain interest payments.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The 4501 North Fairfax Office Building Mortgaged Property is nine-story Class A office building built during 2002 and 2003 containing 191,967 net rentable square feet situated on 1.84 acres located in Arlington, Virginia. The improvements consist of 181,736 square feet of office space (94.7%), 10,231 square feet of street-level retail space (5.3%) and a three-level, below-grade parking garage. The 4501 North Fairfax Office Building Mortgaged Property is located 5.5 miles west of downtown Washington, DC in the Suburban Virginia market and the Ballston/Clarendon submarket at the convergence of Interstate-66, US 29 and Route 50.

•	As of the rent roll dated 09/01/03, the 4501 North Fairfax Office Building Mortgaged Property was 98.2% leased.

•	The 4501 North Fairfax Office Building Borrower purchased the 4501 North Fairfax Office Building Mortgaged Property for approximately $61 million

•	The 4501 North Fairfax Office Building Borrower, at its sole cost and expense, is required to keep the 4501 North Fairfax Office Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The 4501 North Fairfax Office Building Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

•	The 4501 North Fairfax Office Building Borrower is held by JT 4501 Corp (0.1%), which is wholly owned by Jamestown 24 Investment Services L.P. and its principals, and Jamestown 4501 Partners (99.9%), which is owned by United States and German investors. Jamestown, co-headquartered in Atlanta, Georgia and Cologne, Germany, is a real estate investment and management company that has been investing in United States commercial real estate since 1983.

•	The 4501 North Fairfax Office Building Borrower, Jamestown 4501, L.P., is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	Jamestown Commercial Management, LLC manages the 4501 North Fairfax Office Building Mortgaged Property. The firm has been in business for 20 years and currently manages 7.5 million square feet.

•	The 4501 North Fairfax Office Building Borrower has established a reserve account to mitigate the potential for expiration of the Interstate Hotels & Resorts / Meristar Hospitality Corp. and General Services Administration leases in 2013 and 2012, respectively. The 4501 North Fairfax Office Building Borrower is required to deposit $133,394 per month during the last three years of the loan term such that $4,800,000 has been escrowed by the loan maturity date. The reserve funds can be reduced or eliminated if one or both tenants extend their leases prior to or during the escrow period assuming the renewal terms are satisfactory. The 4501 North Fairfax Office Building Borrower may draw from the reserve for tenant improvements and leasing commissions based on criteria outlined in the loan documents.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

4501 North Fairfax Office Building
4501 North Fairfax Drive
Arlington, VA 22203
WASHINGTON D.C.
Arlington
Alexandria
VIRGINIA
MARYLAND
Gaithersburg
Rockville
Bethesda
Silver Spring
College Park
Hyattsville
Georgetown
Falls Church
McLean
Langley
Glen Echo
Potomac
Clarksville
Brookeville
Sandy Spring
Simpsonville
Burtonsville
Spencerville
Glenmont
White Oak
Greenbelt
Riverdale
New Carrollton
Takoma Park
Fairmount Heights
Capitol Heights
Hillcrest Heights
Morningside
Temple Hills
Springfield
Franconia
Rose Hill Farms
Burke
New Hope
Tysons Corner
Vienna
Goshen
Washington Grove
Damascus

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

HARRISON PARK APARTMENTS (Cross-Collateralized with Suntree Village Apartments)

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

HARRISON PARK APARTMENTS (Cross-Collateralized with Suntree Village Apartments)

Loan Information

Original Principal Balance:	$18,550,000

First Payment Date:	October 1, 2003

Term/Amortization:	84/360 months

Interest Only Period:	23 months

Maturity Date:	September 1, 2010

Expected Maturity Balance:	$17,180,189

Borrowing Entity:	Harrison Park Limited Partnership

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 82 payments Open: 2 payments

Up-Front Reserves:

Tax/Insurance Reserve:	Yes

Repair Reserve:	$8,363

Ongoing Monthly Reserve:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$7,500

Lockbox:	No

Financial Information

Cut-off Date Balance:	$18,550,000

Cut-off Date LTV:	76.3%

Maturity Date LTV:	70.7%

Underwritten DSCR*:	1.21x

Mortgage Rate:	5.285%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Multifamily

Property Sub-Type:	Garden Style

Location:	Tucson, AZ

Year Built/Renovated:	1985/NA

Units:	360

Cut-off Balance per Unit:	$51,528

Occupancy as of 8/20/03:	93.3%

Ownership Interest:	Fee

Property Management:	Dial Equities, Inc.

U/W Net Cash Flow:	$1,490,223

Appraised Value:	$24,300,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(7/31/03)	(12/31/02)

Effective Gross Income	$2,693,533	$2,639,014	$2,811,557

Total Expenses	$1,113,310	$1,099,658	$1,047,591

Net Operating Income (NOI)	$1,580,223	$1,539,357	$1,763,966

Cash Flow (CF)	$1,490,223	$1,435,677	$1,763,966

DSCR on NOI	1.28x	1.25x	1.43x

DSCR on CF	1.21x	1.16x	1.43x

	1 Bedroom	2 Bedroom	3 Bedroom

Number of Units	88	208	64

Average Rent	$589	$695	$840

Average Unit Size (SF)	720	902	1,121

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The Harrison Park Apartments Mortgaged Property is a 360-unit apartment complex consisting of 28 one- and two-story apartment buildings containing a total of 322,636 net rentable square feet and a clubhouse building with leasing office and a fitness center situated on 14.1 acres located in Tucson, Arizona. The Harrison Park Apartments Mortgaged Property was built in two phases. Phase I (172 units) was completed in 1985 and Phase II (188 units) was completed in 1996. The apartment mix consists of 88 1BR/1B units ranging in size from 717 to 721 square feet, 44 2BR/1B units of 810 square feet, 164 2BR/2B units ranging in size from 900 to 943 square feet and 64 3BR/2B units of 1,121 square feet. Amenities include two swimming pools, three spas and a monitored security system with gated entry. Unit amenities include a full-size washer/dryer, stove/oven, range hood with microwave, frost-free refrigerator, dishwasher, patio/porch area, storage closet, ceiling fan, mini blinds and/or drapes and high speed Internet access.

•	As of the rent roll dated 08/20/03, the Harrison Park Apartments Mortgaged Property was 93.3% leased.

•	The Harrison Park Apartments Borrower purchased the Harrison Park Apartments Mortgaged Property for $23.875 million.

•	The Harrison Park Apartments Borrower, at its sole cost and expense, is required to keep the Harrison Park Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Harrison Park Apartments Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

•	The Harrison Park Apartments Borrower is held by SunHarris, LLC as the General Partner (0.01%) and by Haley Associates Limited Partnership as the sole Limited Partner (99.99%).

•	The Harrison Park Apartments Borrower, Harrison Park Limited Partnership, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	Dial Equities, Inc., a Harrison Park Apartments Borrower related entity based in Omaha, Nebraska, manages the Harrison Park Apartments Mortgaged Property. Dial Equities, Inc. manages 23 properties totaling 5,561 units, of which four properties totaling 1,262 units are located in the Tucson market.

•	The Harrison Park Apartments Mortgaged Property is cross-collateralized and cross-defaulted with the Suntree Village Apartments Mortgaged Property, a 424-unit apartment complex located in Oro Valley, Arizona.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Suntree Village Apartments
8851 N. Oracle Road
Oro Valley, AZ 85737
Harrison Park Apartments
350 N. Harrison Road
Tucson, AZ 85748
Oro Valley
SANTA CATALINA MOUNTAINS
Coronado National Forest
TUCSON
Downtown Tucson
South Tucson
Little Town
San Xavier Indian Reservation
Pascua Yaqui Indian Reservation
PIMA COUNTY

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

SUNTREE VILLAGE APARTMENTS (Cross-Collateralized with Harrison Park Apartments)

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

SUNTREE VILLAGE APARTMENTS (Cross-Collateralized with Harrison Park Apartments)

Loan Information

Original Principal Balance:	$17,700,000

First Payment Date:	October 1, 2003

Term/Amortization:	84/360 months

Interest Only Period:	23 months

Maturity Date:	September 1, 2010

Expected Maturity Balance:	$16,392,957

Borrowing Entity:	Suntree Village Limited Partnership

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 82 payments Open: 2 payments

Up-Front Reserves:

Tax/Insurance Reserve:	Yes

Repair Reserve:	$37,666

Ongoing Monthly Reserve:

Tax/Insurance Reserve:	Yes

Replacement Reserve:	$8,833

Lockbox:	No

Financial Information

Cut-off Date Balance:	$17,700,000

Cut-off Date LTV:	80.4%

Maturity Date LTV:	74.4%

Underwritten DSCR*:	1.21x

Mortgage Rate:	5.285%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Multifamily

Property Sub-Type:	Garden Style

Location:	Oro Valley, AZ

Year Built/Renovated:	1986/NA

Units:	424

Cut-off Balance per Unit:	$41,745

Occupancy as of 8/20/03:	95.3%

Ownership Interest:	Fee

Property Management:	Dial Equities, Inc.

U/W Net Cash Flow:	$1,425,093

Appraised Value:	$22,025,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(7/31/03)	(12/31/02)

Effective Gross Income	$2,662,549	$2,705,067	$2,708,747

Total Expenses	$1,131,456	$1,133,568	$1,085,364

Net Operating Income (NOI)	$1,531,093	$1,571,499	$1,623,383

Cash Flow (CF)	$1,425,093	$1,437,454	$1,623,383

DSCR on NOI	1.30x	1.33x	1.38x

DSCR on CF	1.21x	1.22x	1.38x

	1 Bedroom	2 Bedroom	3 Bedroom

Number of Units	192	231	1

Average Rent	$494	$632	$800

Average Unit Size (SF)	672	974	1,167

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The Suntree Village Apartments Mortgaged Property is a 424-unit apartment complex consisting of 20 two-story and nine three-story apartment buildings built in 1986 containing a total of 355,188 net rentable square feet and a clubhouse building with leasing office situated on 15.9 acres located in Oro Valley, Arizona. The apartment mix consists of 192 1BR/1B units ranging in size from 655 to 688 square feet, 55 2BR/1B units of 883 square feet, 176 2BR/2B units of 1,003 square feet and one 3BR/2B unit of 1,167 square feet. Project amenities include a Jacuzzi, 6 pools, fitness center and lighted sport court. Unit amenities include a full-size washer and dryer, frost-free refrigerator, microwave, ceiling fan, vertical and mini blinds, patio/balcony, and storage closet. Some of units have fireplaces.

•	As of the rent roll dated 08/20/03, the Suntree Village Apartments Mortgaged Property was 95.3% leased.

•	The Suntree Village Apartments Borrower purchased the Suntree Village Apartments Mortgaged Property for $22.025 million.

•	The Suntree Village Apartments Borrower, at its sole cost and expense, is required to keep the Suntree Village Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Suntree Village Apartments Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

•	The Suntree Village Apartments Borrower is held by SunHarris LLC as the General Partner (0.01%) and by Haley Associates Limited Partnership as the sole Limited Partner (99.99%).

•	The Suntree Village Apartments Borrower, Suntree Village Limited Partnership, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	Dial Equities, Inc., a Suntree Village Apartments Borrower related entity based in Omaha, Nebraska, manages the Suntree Village Apartments Mortgaged Property. Dial Equities, Inc. manages 23 properties totaling 5,561 units, of which four properties totaling 1,262 units are located in the Tucson market.

•	The Suntree Village Apartments Mortgaged Property is cross-collateralized and cross-defaulted with the Harrison Park Apartments Mortgaged Property, a 360-unit apartment complex located in Tucson, Arizona.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

CYPRESS CREEK APARTMENTS

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

CYPRESS CREEK APARTMENTS

Loan Information

Original Principal Balance:	$35,000,000

First Payment Date:	November 1, 2003

Term/Amortization:	180/360 months

Maturity Date:	October 1, 2018

Expected Maturity Balance:	$25,095,464

Borrowing Entity:	Timber Ridge/ Cypress Creek Limited Partnership

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 177 payments Open: 3 payments

Up-Front Reserves:

Repair Reserve:	$163,331

Tax Reserve:	Yes

Replacement Reserve:	$366,000

Other:	$625,020(1)

Ongoing Monthly Reserve:

Tax Reserve:	Yes

Replacement Reserve:	$17,417

Lockbox:	No

(1)	Environmental and construction repairs reserve.

Financial Information

Cut-Off Date Balance:	$35,000,000

Cut-off Date LTV:	67.3%

Maturity Date LTV:	48.3%

Underwritten DSCR*:	1.59x

Mortgage Rate:	5.58%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Multifamily

Property Sub-Type:	Garden Style

Location:	Hyattsville, MD

Year Built/Renovated:	1947/1986

Units:	760

Cut-off Balance per Unit:	$46,053

Occupancy as of 08/29/03:	90.9%

Ownership Interest:	Fee

Property Management:	Realty Management Services, Inc.

U/W Net Cash Flow:	$3,830,680

Appraised Value:	$52,000,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(7/31/03)	(12/31/02)

Effective Gross Income	$7,076,210	$7,071,264	$7,123,765

Total Expenses	$3,036,530	$2,945,331	$2,798,325

Net Operating Income (NOI)	$4,039,680	$4,125,933	$4,325,440

Cash Flow (CF)	$3,830,680	$2,646,317	$3,090,543

DSCR on NOI	1.68x	1.71x	1.80x

DSCR on CF	1.59x	1.10x	1.28x

	1 Bedroom	2 Bedroom	3 Bedroom

Number of Units	380	190	190

Average Rent	$764	$923	$1,011

Average Unit Size (SF)	623	850	970

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The Cypress Creek Apartments Mortgaged Property is a 760-unit apartment complex consisting of 81 three- and four-story garden-style apartment buildings built in 1947 and extensively renovated in 1986 containing a total of 582,492 net rentable square feet situated on 28.9 acres located in Hyattsville, Maryland. Additional improvements include a one-story clubhouse building with leasing office, restrooms and a fitness center. The apartment mix is 380 1BR/1B units of various types ranging in size from 560 to 645 square feet, 190 2BR/2B units of various types ranging in size from 839-848 square feet and 190 3BR/2B units at 970 square feet. Unit amenities include a kitchen package with refrigerator, stove, dishwasher and disposal, and washer/dryer. Project amenities include a clubhouse/leasing office with restrooms and a fitness center, pool and tot lots. The Cypress Creek Apartments Mortgaged Property is located approximately six miles northeast of downtown Washington, DC, four miles southwest of College Park, Maryland and six miles south of the Capitol Beltway in Prince Georges County. A Metro Rail station is located 0.5 miles northwest.

•	As of the rent roll dated 08/29/03, the Cypress Creek Village Apartments Mortgaged Property was 90.9% leased.

•	The Cypress Creek Apartments Borrower, at its sole cost and expense, is required to keep the Cypress Creek Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Cypress Creek Apartments Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

•	The Cypress Creek Apartments Borrower is held by Artery Timber Ridge/Cypress Creek LP GP (4%) and by numerous limited partners (96%).

•	The Cypress Creek Apartments Borrower, Timber Ridge/Cypress Creek Limited Partnership, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	Although a Cypress Creek Apartments Borrower affiliate handles certain financial reporting and accounting functions, the Cypress Creek Apartments Mortgaged Property is managed by Realty Management Services (Realty), an independent third party company founded in 1977 and headquartered in Bethesda, Maryland. Realty manages approximately 55 multi-family properties containing approximately 13,000 units located in the Washington, DC metropolitan area.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Cypress Creek Apartments
5603 Cypress Creek Drive
Hyattsville, MD 20782
WASHINGTON D.C.
VIRGINIA
MARYLAND
Goshen
Brookeville
Clarksville
Gaithersburg
Sandy Spring
Simpsonville
Washington Grove
Burtonsville
Damestown
Spencerville
Rockville
White Oak
Potomac
Silver Spring
Greenbelt
Great Falls
Bethesda
College Park
Takoma Park
Riverdale
Glen Echo
New Carrollton
Langley
Hyattsville
McLean
Georgetown
Tysons Corner
Fairmount Heights
Vienna
Falls Church
Capitol Heights
Arlington
Hillcrest Heights
Morningside
New Hope
Alexandria
Temple Hills
Burke
Springfield
Franconia
Rose Hill Farms

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

KPMG CENTRE

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

KPMG CENTRE

Loan Information

Original Principal Balance:	$35,000,000

First Payment Date:	July 1, 2003

Term/Amortization:	60/360 months

Maturity Date:	June 1, 2008

Expected Maturity Balance:	$31,931,176

Borrowing Entity:	Harwood Street Office Limited Partnership

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 57 payments Open: 3 payments

Up-Front Reserves:

Tax Reserve:	Yes

Ongoing Monthly Reserve:

Tax Reserve:	Yes

Lockbox:	No

Financial Information

Cut-off Date Balance:	$34,812,545

Cut-off Date LTV:	51.7%

Maturity Date LTV:	47.4%

Underwritten DSCR*:	1.92x

Mortgage Rate:	4.200%
*DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Office

Property Sub-Type:	CBD

Location:	Dallas, TX

Year Built/Renovated:	1980/2001

Net Rentable Square Feet:	827,704

Cut-off Balance per SF:	$42

Occupancy as of 6/20/03:	83.6%

Ownership Interest:	Fee

Property Management:	Trammell Crow Dallas/Ft. Worth, Ltd.

U/W Net Cash Flow:	$3,938,559

Appraised Value:	$67,400,000

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Financial Information

		Annualized
		Most Recent	Full Year
	Underwritten	(6/20/03)	(12/31/02)

Effective Gross Income	$11,472,894	$11,446,180	$8,444,295

Total Expenses	$6,303,691	$6,567,138	$5,768,155

Net Operating Income (NOI)	$5,169,203	$4,879,042	$2,676,140

Cash Flow (CF)	$3,938,559	$4,879,042	$2,176,140

DSCR on NOI	2.52x	2.38x	1.30x

DSCR on CF	1.92x	2.38x	1.06x

	Ratings	Tenant	% Total		Potential	% Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants†

KPMG, LLP	Not Rated	215,175	26.0%	$14.00	$3,012,450	24.4%	3/31/2015

Chase Bank	AA-/A+	93,663	11.3	$11.50	1,077,125	8.7	3/31/2009

Swiss Reinsurance Company	AA/AA+	89,849	10.9	$15.69	1,409,948	11.4	2/28/2008

Middleberg Riddle & Gianna	Not Rated	50,622	6.1	$15.35	777,048	6.3	2/28/2008

Sidley Austin Brown & Wood	Not Rated	50,048	6.0	$17.75	888,352	7.2	4/1/2008

Totals		499,357	60.3%		$7,164,923	58.0%

†	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

	Number of Leases	Expiring	% Total	Cumulative	Cumulative %
	Expiring	SF	SF	Total SF	Total SF
Year of Expiration
2003	1	2,501	0.3%	2,501	0.3%

2004	3	10,970	1.3	13,471	1.6%

2005	5	19,915	2.4	33,386	4.0%

2006	2	11,727	1.4	45,113	5.5%

2007	1	5,507	0.7	50,620	6.1%

2008	10	193,115	23.3	243,735	29.4%

2009	1	93,663	11.3	337,398	40.8%

2010	1	4,971	0.6	342,369	41.4%

2012	3	44,059	5.3	386,428	46.7%

2013	2	45,983	5.6	432,411	52.2%

2014	8	45,260	5.5	477,671	57.7%

2015	7	215,175	26.0	692,846	83.7%

MTM	3	5,300	0.6	698,146	84.3%

Vacant		129,558	15.7	827,704	100.0%

Total	47	827,704	100.0%

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Summary of Significant Tenants

•	KPMG LLP (Not Rated) occupies 215,175 square feet (26%) at $14.00 per square foot increasing to $19.00 per square foot by the last year of the lease maturing in 2015. A major financial accountant/auditor and consultant, the firm employs nearly 100,000 professionals worldwide and generated $10.7 billion in 2002 revenues. The company provides professional advisory services in the areas of auditing, tax and legal, corporate finance, divestitures, mergers and acquisitions.

•	Chase Bank (J.P. Morgan Chase & Co., Rated AA- by S&P and A+ by Fitch) occupies 93,663 square feet (11%) at $11.50 per square foot increasing to $13.00 per square foot for the last two years of the lease maturing in 2009. JPMorgan Chase Bank is one of the largest financial institutions in the world.

•	Swiss Reinsurance Company (Rated AA by S&P and AA+ by Fitch) occupies 75,241 square feet (9%) at $15.35 per square foot on a lease maturing in 2008. Swiss Reinsurance has over 70 offices and over 8,300 employees. The company provides risk transfer, risk financing and asset management to its global client base.

•	Middleberg Riddle & Gianna (Not Rated) occupies 50,622 square feet (6%) at $15.35 per square foot on a lease maturing in 2008. The law firm with offices located in Dallas, Austin, New Orleans and Baton Rouge provides legal services in a wide variety of areas, including product liability, toxic tort and mass class-action suits, employment law and commercial matters.

•	Sidley Austin Brown & Wood (Not Rated) occupies 50,048 square feet (6%) at $17.75 per square foot on a lease maturing in 2008. The company is an international law firm with 1,400 attorneys providing legal services in corporate, banking, regulatory, intellectual property and litigation law.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	The KPMG Centre Mortgaged Property is a 34-story central business district office building built in 1980 containing 827,704 net rentable square feet situated on 1.0 acres located in Dallas, Texas.

•	As of the rent roll dated 06/20/03, the KPMG Centre Mortgaged Property is 83.6% leased.

•	The KPMG Centre Borrower, at its sole cost and expense, is required to keep the KPMG Centre Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The KPMG Centre Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

•	The KPMG Centre Borrower, Harwood Street Office Limited Partnership, is a single purpose, bankruptcy remote entity (as to which borrower’s counsel rendered a non-consolidation opinion at loan closing).

•	The KPMG Centre Borrower is held by the General Electric Pension Trust (99%) as the Limited Partner and by Harwood Street Office, Inc. (1%) as the General Partner.

•	The KPMG Centre Mortgaged Property is managed by Trammell Crow Dallas/Fort Worth, Ltd., a national real estate services firm, developer and owner with 2,000 properties under management, including properties containing 5 million square feet located in the Dallas metropolitan market.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

KPMG Centre
717 North Harwood Street
Dallas, TX 75201
OAK LAWN
ARTS DISTRICT
DALLAS MUSEUM OF ART
PLAZA OF THE AMERICAS
FINANCIAL CENTER
WEST END DISTRICT
DEEP ELLUM
POST OFFICE
WEST END MARKETPLACE
THE SIXTH FLOOR
JOHN F. KENNEDY MEMORIAL
DOWNTOWN DALLAS
OLD RED COURTHOUSE
BUS STATION
DALLAS PUBLIC LIBRARY
REUNION
CIVIC CENTER
CITY HALL PLAZA
DALLAS CITY HALL
FARMER'S MARKET
UNION STATION
REUNION TOWER
DALLAS CONVENTION CENTER
DALLAS MEMORIAL AUDITORIUM
CONVENTION CENTER EXPANSION
REUNION ARENA
75
35E
30

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. Four sets of the Mortgage Loans contain Mortgage Loans (the “Cross-Collateralized Mortgage Loans”) that are, solely as among such Mortgage Loans in such particular set, cross-defaulted and cross-collateralized with each other. This set represents 5.3% of the Initial Pool Balance (2.1% of the Group 1 Balance and 13.0% of the Group 2 Balance). Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross- collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross-collateralization and partial cross-default arrangements. In addition there are also 3 Mortgage Loans representing 0.3% of the Initial Pool Balance which are contained in Loan Group 1 and represent 0.5% of the Group 1 Balance that are cross-defaulted, but not cross-collateralized.

-	Ground Leases. Nine Mortgaged Properties, which represent approximately 14.0% of the Initial Pool Balance (19.7% of the Group 1 Balance), are, in each such case, secured, in whole or in part, by a Mortgage on the applicable borrower’s leasehold interest in the related Mortgaged Property. Generally, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

-	Subordinate Financing. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to encumbering such property. Certain exceptions are noted below and described in the prospectus supplement. Two Mortgage Loans representing 10.1% of the Initial Pool Balance (13.4% of the Group 1 Balance and 2.0% of the Group 2 Balance) have existing mezzanine debt. One Mortgage Loan representing 1.6% of the Initial Pool Balance (2.3% of the Group 1 Balance) has existing unsecured debt. Two of the Mortgage Loans, representing 0.4% of the Initial Pool Balance (0.2% of the Group 1 Balance and 0.8% of the Group 2 Balance), permit additional unsecured debt under certain circumstances. Three of the Mortgage Loans, representing 0.3% of the Initial Pool Balance (0.5% of the Group 1 Balance), permit additional secured debt under certain circumstances. In addition, we are aware that five of the Mortgaged Properties relating to the Mortgage Loans, representing 16.0% of the Initial Pool Balance (22.4% of the Group 1 Balance and 0.4% of the Group 2 Balance), have existing secured debt. Ten of the Mortgage Loans, representing 13.3% of the Initial Pool Balance (10.1% of the Group 1 Balance and 21.4% of the Group 2 Balance), provide that the members of the borrower have the right to incur mezzanine debt under specified circumstances set forth in the related loan documents. See the individual loan descriptions under the heading “Description of the Mortgage Pool” in the prospectus supplement for further information regarding additional indebtedness relating to significant mortgage loans, as well as the information under “Description of the Mortgage Pool — Additional Mortgage Loans — Subordinate Financing in the prospectus supplement. See also “Risk Factors — Risks Related to the Mortgage Loans — Subordinate Financing May Make Recovery Difficult in the Event of Loss” of the prospectus supplement.

NOTES

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.